UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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MarketAxess Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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MarketAxess Holdings Inc.
140 Broadway, 42nd Floor
New York, New York 10005
April 28, 2006
To the Stockholders of MarketAxess Holdings Inc.:
      You are invited to attend the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of MarketAxess Holdings Inc. (the “Company”) scheduled for Wednesday, June 7, 2006, at 10:00 a.m., Eastern Daylight Time, at The New York Marriott Financial Center, 85 West Street, New York, New York 10006. The Company’s Board of Directors and management look forward to meeting you.
      Enclosed you will find a Notice of Annual Meeting of Stockholders containing a description of the items of business expected to be covered at the Annual Meeting, our proxy statement, a proxy card and our Annual Report on Form 10-K for the year ended December 31, 2005. The agenda for the Annual Meeting includes the election of directors, approval of an amendment and restatement of our 2004 Stock Incentive Plan increasing the number of shares that may be subject to awards thereunder by 6,670,000 shares, and ratification of the appointment of our independent registered public accounting firm. Our Board of Directors recommends that you vote FOR the election of directors, FOR the approval of an amendment and restatement of our 2004 Stock Incentive Plan increasing the number of shares that may be subject to awards thereunder by 6,670,000 shares and FOR ratification of the appointment of our independent registered public accounting firm. Please carefully review the enclosed documents for detailed information regarding these proposals.
      Your vote is important to us. Whether or not you plan to attend the Annual Meeting in person, your shares should be represented and voted. After reading the enclosed proxy statement, please complete, sign, date and promptly return the proxy in the pre-addressed envelope that we have included for your convenience. No postage is required if it is mailed in the United States. If you hold your shares in a stock brokerage account, please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. Submitting the proxy before the Annual Meeting will not preclude you from voting in person at the Annual Meeting should you decide to attend in person.
      On behalf of the Board of Directors, thank you for your continued support.

Richard M. McVey
Chairman and Chief Executive Officer

MarketAxess Holdings Inc.
140 Broadway, 42nd Floor
New York, New York 10005
NOTICE OF
2006 ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of MarketAxess Holdings Inc.:
      NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of MarketAxess Holdings Inc., a Delaware corporation (the “Company”), will be held on Wednesday, June 7, 2006, at 10:00 a.m., Eastern Daylight Time, at The New York Marriott Financial Center, 85 West Street, New York, New York 10006.
      At the Annual Meeting we will:

1. vote to elect all nine members of the Company’s Board of Directors for terms expiring at the 2007 Annual Meeting of Stockholders;

2. vote to approve an amendment and restatement of the 2004 Stock Incentive Plan (the “Plan”) increasing the number of shares that may be subject to awards thereunder by 6,670,000 shares;

3. vote to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2006; and

4. transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
      These items are more fully described in the Company’s Proxy Statement accompanying this Notice.
      The record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting, or any adjournment or postponement thereof, was the close of business on April 17, 2006. A list of the stockholders of record as of April 17, 2006 will be available for inspection at the Annual Meeting, and at any adjournments or postponements thereof, and for a period of ten days prior to the meeting during regular business hours at the offices of the Company listed above.
      You have the right to receive this Notice and vote at the Annual Meeting if you were a stockholder of record at the close of business on April 17, 2006. Please remember that your shares cannot be voted unless you cast your vote by one of the following methods: (1) sign and return a proxy card; (2) if you hold your shares in a stock brokerage account, call the toll-free number listed on the proxy card, if any; (3) if you hold your shares in a stock brokerage account, vote via the Internet as indicated on the proxy card; or (4) vote in person at the Annual Meeting.

By Order of the Board of Directors,

Charles Hood
General Counsel and Corporate Secretary
New York, New York
April 28, 2006
YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY AND COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE. ALTERNATIVELY, YOU MAY BE ABLE TO SUBMIT YOUR PROXY THROUGH THE INTERNET OR BY TOUCH-TONE PHONE AS INDICATED ON THE PROXY CARD.

MarketAxess Holdings Inc.
140 Broadway, 42nd Floor
New York, New York 10005
PROXY STATEMENT FOR THE
2006 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 7, 2006
GENERAL INFORMATION
      This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (“Board” or “Board of Directors”) of MarketAxess Holdings Inc., a Delaware corporation (“MarketAxess,” the “Company,” “we” or “our”), to be used at our 2006 Annual Meeting of Stockholders scheduled for Wednesday, June 7, 2006, at 10:00 a.m., Eastern Daylight Time (“EDT”), at The New York Marriott Financial Center, 85 West Street, New York, New York 10006.
      This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and proxy card are first being mailed to stockholders on or about May 2, 2006. Whenever we refer in this Proxy Statement to the “Annual Meeting,” we are also referring to any meeting that results from any postponement or adjournment of the June 7, 2006 meeting.
      Holders of our common stock, par value $0.003 per share (the “Common Stock”), as of the close of business on April 17, 2006, will be entitled to notice of, and to vote at the Annual Meeting. On that date, there were 26,171,809 shares of our Common Stock issued and outstanding.
      We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you execute the attached proxy card, the individuals designated on that card will vote your shares according to your instructions. If any matter other than Proposals 1, 2 or 3 listed in the Notice of Annual Meeting of Stockholders is presented at the Annual Meeting, the designated individuals will, to the extent permissible, vote all proxies in the manner that the Board may recommend or, in the absence of such recommendation, in the manner they perceive to be in the best interests of the Company.
      If you execute the enclosed proxy card but do not give instructions, your proxy will be voted as follows: FOR the election of the nominees for director named herein, FOR the approval of an amendment and restatement of our 2004 Stock Incentive Plan (the “Plan”) increasing the number of shares that may be subject to awards thereunder by 6,670,000 shares, FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2006, and will be voted in accordance with the best judgment of the persons appointed as proxies with respect to any other matters which properly come before the Annual Meeting.
      Information on how you may vote at the Annual Meeting (such as granting a proxy that directs how your shares should be voted, or attending the Annual Meeting in person), as well as how you can revoke a proxy, is contained in this Proxy Statement below under the headings Solicitation of Proxies and Voting.
SOLICITATION OF PROXIES
General
      The attached proxy card allows you to instruct the designated individuals how to vote your shares. You may vote in favor of, against, or abstain from voting on any proposal. In addition, with respect to Proposal 1 (the election of directors), you may, if you desire, indicate on the proxy card that you are not authorizing the designated individuals to vote your shares for one or more of the nominees.

Solicitation
      We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to such beneficial owners. In addition, we may reimburse such persons for their costs of forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by mail.
VOTING
Stockholders entitled to vote and shares outstanding
      You may vote your shares at the Annual Meeting only if you were a stockholder of record at the close of business on April 17, 2006 (the “Record Date”). As of the Record Date, 26,171,809 shares of our Common Stock were issued and outstanding.
How to vote

Submitting a proxy via mail, the Internet or telephone
      You may submit your proxy with voting instructions by mail by following the instructions set forth on the enclosed proxy card. Specifically, if you are a stockholder of record on the Record Date you may vote by mailing your proxy card, with voting instructions, to the address listed on your proxy card.
      If you hold your shares through a stock broker, nominee, fiduciary or other custodian, you may also be able to vote by calling the toll-free telephone number listed on your proxy card or visiting the website address listed on your proxy card. If you choose to submit your proxy with voting instructions by telephone or through the Internet, you will be required to provide your assigned control number noted on the enclosed proxy card before your proxy will be accepted. In addition to the instructions that appear on the enclosed proxy card, step-by-step instructions will be provided by recorded telephone message or at the designated website on the Internet. Votes submitted via the Internet or by telephone must be received by 11:59 p.m., EDT, on June 6, 2006 in order for them to be counted at the Annual Meeting.

Voting your shares in person at the Annual Meeting
      You may also attend the Annual Meeting and vote your shares in person by ballot. If you plan to attend the Annual Meeting you will need to bring proof of your ownership of our Common Stock as of the close of business on April 17, 2006, the Record Date. If you hold shares in “street name” (that is, through a bank, broker or other nominee) and would like to attend the Annual Meeting and vote in person, you will need to bring an account statement or other acceptable evidence of ownership of Common Stock as of the close of business on April 17, 2006. Alternatively, in order to vote, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the Annual Meeting.
Revoking a proxy
      A proxy that was submitted by mail may be revoked at any time before it is exercised by (1) giving written notice revoking the proxy to our General Counsel and Corporate Secretary at MarketAxess Holdings Inc., 140 Broadway, 42nd Floor, New York, NY 10005, (2) subsequently filing another proxy bearing a later date or (3) attending the Annual Meeting and voting in person by ballot.

      A proxy that was submitted via the Internet or by telephone may be revoked at any time before it is exercised by (1) executing a later-dated proxy card via the Internet or by telephone or (2) attending the Annual Meeting and voting in person by ballot.
      Your attendance at the Annual Meeting in and of itself will not automatically revoke a proxy that was submitted via the Internet, by telephone or by mail.
Broker authority to vote
      If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares held in street name. These proxy materials are being forwarded to you by your broker or nominee, who is considered to be the holder of record with respect to your shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote by filling out the voting instruction form provided by your broker or nominee. Telephone and Internet voting options may also be available to beneficial owners. As a beneficial owner, you are also invited to attend the Annual Meeting, but you must obtain a proxy from the holder of record of your shares in order to vote in person at the Annual Meeting.
      If your shares are held in street name, your broker or nominee will ask you how you want your shares to be voted. If you provide voting instructions, your shares must be voted as you direct. If you do not furnish voting instructions, one of two things can happen, depending upon whether a proposal is “routine.” Under the rules that govern brokers that have record ownership of shares beneficially owned by their clients, brokers have discretion to cast votes on routine matters, such as the election of directors and ratification of the appointment of independent registered public accounting firms, without voting instructions from their clients. Brokers are not permitted, however, to cast votes on “non-routine” matters without such voting instructions. A “broker non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that proposal and has not received voting instructions from the beneficial owner.
Quorum
      The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the record date will constitute a quorum, permitting the Annual Meeting to conduct its business. Subject to the rules regarding the votes necessary to adopt the proposals discussed below, abstentions and broker non-votes (as described above) will be counted for purposes of determining whether a quorum is present. Once a share is represented for any purpose at the Annual Meeting, it will be deemed present for quorum purposes for the remainder of the Annual Meeting (including any meeting resulting from an adjournment or postponement of the Annual Meeting, unless a new record date is set).
Votes necessary to approve each proposal
      Election of Directors. The affirmative vote of a plurality of the votes cast at the Annual Meeting, either in person or by proxy, is required for the election of directors. This means that the individuals who receive the highest number of votes will be elected as directors, up to the maximum number of directors to be chosen at the Annual Meeting.
      Other Items. For each other item, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the item will be required for approval.
      Abstentions and broker non-votes will not be voted either in favor of or against any of the proposals. For the election of directors, which requires a plurality of the votes cast, votes withheld from one or more nominees will be excluded entirely from the vote and will have no effect on the outcome. For the approval of an amendment and restatement of the Plan increasing the number of shares that may be subject to awards thereunder by 6,670,000 shares and for the ratification of our independent registered public accounting firm, each of which proposals will be decided by the affirmative vote of a majority of the votes cast, abstentions will be counted for purposes of determining the number of votes cast on the proposal and will have the same effect as negative votes, but broker non-votes will not be counted as shares present and entitled to vote with respect to matters on which the broker has not expressly voted.
Certain stockholder-related matters
      We have not received notice of any stockholder proposals that may be properly presented at the Annual Meeting. For information regarding inclusion of stockholder proposals in our 2007 Annual Meeting, see the information in this Proxy Statement under the section heading Other Matters — Stockholder Proposals for 2007 Annual Meeting.
AVAILABILITY OF CERTAIN DOCUMENTS
Householding of Annual Meeting materials
      Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements and their accompanying documents. This means that only one copy of our Proxy Statement is sent to multiple stockholders in your household. We will promptly deliver a separate copy of these documents to you upon written or oral request to our Investor Relations Department at MarketAxess Holdings Inc., 140 Broadway, 42nd Floor, New York, NY 10005 or 212-813-6000. If you want to receive separate copies of our proxy statements in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
Additional information
      We are required to file annual, quarterly and current reports, proxy statements and other reports with the Securities and Exchange Commission (“SEC”). Copies of these filings are available through our Internet website at www.marketaxess.com or the SEC’s website at www.sec.gov. We will furnish copies of our SEC filings (without exhibits), including our Annual Report on Form 10-K for the year ended December 31, 2005, without charge to any stockholder upon written or oral request to our Investor Relations Department at MarketAxess Holdings Inc., 140 Broadway, 42nd Floor, New York, NY 10005 or 212-813-6000.
PROPOSAL 1 — ELECTION OF DIRECTORS
      The first proposal to be voted on at the Annual Meeting is the election of directors. The directors will be elected for a term which begins at the 2006 Annual Meeting of Stockholders and ends at the 2007 Annual Meeting of Stockholders. Each director will hold office until such director’s successor has been elected and qualified, or until such director’s earlier resignation or removal.
Your vote
      If you sign the enclosed proxy card and return it to the Company, your proxy will be voted FOR all directors, for terms expiring in 2007, unless you specifically indicate on the proxy card that you are withholding authority to vote for one or more of the nominees.
      A plurality of the votes cast by stockholders entitled to vote at the Annual Meeting is required for the election of directors. Accordingly, the directorships to be filled at the Annual Meeting will be filled by the nominees receiving the highest number of votes. In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.

Board recommendation
      The Board recommends that you vote “FOR” the election of each of the following nominees:
                                        Richard M. McVey
                                        Stephen P. Casper
                                        David G. Gomach
                                        Carlos M. Hernandez
                                        Ronald M. Hersch
                                        Wayne D. Lyski
                                        Jerome S. Markowitz
                                        Nicolas S. Rohatyn
                                        John Steinhardt
      Each of these nominees is currently serving as a director on our Board, and each nominee has agreed to serve on the Board if he is elected. If any nominee is unable (or for whatever reason declines) to serve as a director at any time before the Annual Meeting, proxies may be voted for the election of a qualified substitute designated by the current Board, or else the size of the Board will be reduced accordingly.
      Biographical information about each of the nominees is included under Director information below.
Director information
      Our Board currently consists of nine directors, eight of whom are not our employees.
      At the recommendation of the Nominating Committee, the Board has nominated the persons named below to serve as directors of the Company for a term beginning at the 2006 Annual Meeting of Stockholders and ending at the 2007 Annual Meeting of Stockholders.

Richard M. McVey Director since April 2000	Richard M. McVey (46) has been President, Chief Executive Officer and Chairman of our Board of Directors since our inception. As an employee of J.P. Morgan & Co., one of our founding broker-dealers, Mr. McVey was instrumental in the founding of MarketAxess in April 2000. Prior to founding MarketAxess, Mr. McVey was Managing Director and Head of North America Fixed Income Sales at JPMorgan, where he managed the institutional distribution of fixed-income securities to investors, from 1996 until April 2000. In that capacity, he was responsible for developing and maintaining senior client relationships across all market areas, including fixed-income, equities, emerging markets, foreign exchange and derivatives. From 1992 to 1996, Mr. McVey led JPMorgan’s North America Futures and Options Business, including institutional brokerage, research, operations, finance and compliance. Mr. McVey received a B.A. in Finance from Miami (Ohio) University and an M.B.A. from Indiana University.

Stephen P. Casper Director since April 2004	Stephen P. Casper (56) is the Chief Executive Officer of Fischer Francis Trees & Watts, Inc., a specialist manager of U.S., global and international fixed income portfolios for institutional clients, a position he has held since April 2004. Mr. Casper joined Fischer Francis Trees & Watts as Chief Financial Officer in 1990 and was appointed Chief Operating Officer in May 2001. From 1984 until 1990, Mr. Casper was Treasurer of the Rockefeller Family Office. Mr. Casper is President and a director of FFTW Funds, Inc., a publicly traded mutual fund. Mr. Casper is a member of the board of The Depository Trust & Clearing Corporation, chairman of its Audit Committee, and a member of the board of its subsidiaries, the Depository Trust Company, the National Securities Clearing Corporation, the Emerging Markets Clearing Corporation and

the Fixed Income Clearing Corporation. Mr. Casper is a Certified Public Accountant and received a B.B.A. in accounting from Baruch College, where he graduated magna cum laude, Beta Gamma Sigma, and an M.S. in finance and accounting from The Wharton School at the University of Pennsylvania.

David G. Gomach Director since February 2005	David G. Gomach (47) held various positions at the Chicago Mercantile Exchange (CME) from 1987 until November 2004. From June 1997 until his retirement from the CME in November 2004, he served as Chief Financial Officer. From 1996 until 1997, Mr. Gomach served as Vice President, Internal Audit and Administration. Also, during his tenure at the CME, he was a Senior Director and Assistant Controller. Prior to joining the CME, Mr. Gomach held positions at Perkin-Elmer, Singer Corporation and Mercury Marine, a subsidiary of Brunswick Corporation. Mr. Gomach is a Certified Public Accountant and received a B.S. from the University of Wisconsin-LaCrosse and an M.B.A. from Roosevelt University.

Carlos M. Hernandez Director Since February 2006	Carlos M. Hernandez (45) is the Head of Global Equities for JPMorgan. Mr. Hernandez has been with JPMorgan since 1986, working on a wide array of advisory and financing transactions for both corporations and governments, across various product groups and geographic regions. Prior to his current position, Mr. Hernandez spearheaded all forms of capital raising and distribution in the fixed income, syndicated loans and equity markets. Previously, Mr. Hernandez managed the Institutional Equities business for the Americas. Before joining the Equities Division, Mr. Hernandez served as JPMorgan’s regional executive for Latin America. Mr. Hernandez is a member of JPMorgan’s Global Investment Banking Management Committee.

Ronald M. Hersch Director since July 2000	Ronald M. Hersch (58) is a Senior Managing Director and Director of Futures and Fixed Income eCommerce for Bear, Stearns & Co. Inc., where he has been employed since 1992. He is responsible for directing the firm’s futures business as well as coordinating eCommerce activities and initiatives within the Fixed Income Division. Mr. Hersch has also served on the board of directors of Bond Desk Group LLC since August 2000. He is a former Chairman of the Futures Industry Association, where he now serves on the board of directors and Executive Committee. Mr. Hersch has previously served on the board of directors of the Chicago Board of Trade, and is a former Director of the National Futures Association, the self-regulatory organization responsible for futures industry oversight. He is also a member of the Chicago Mercantile Exchange, the New York Board of Trade and the Comex Division of the New York Mercantile Exchange. Mr. Hersch received a B.A. from Long Island University.

Wayne D. Lyski Director since April 2004	Wayne D. Lyski (64) has been a hedge fund manager with Lee Munder Capital Group since April 2004. From 1983 until January 2004, Mr. Lyski held a series of positions at Alliance Capital Management, most recently as Executive Vice President from January 1995 until January 2004. From January 1995 until June 2002, Mr. Lyski was also Chairman and Chief Investment Officer of Alliance Capital Management’s fixed income division. Mr. Lyski is a former member of the Treasury Department’s Borrowing Advisory Committee and was inducted into the Fixed Income Analysts Society’s Hall of Fame in 1998.

Mr. Lyski received a B.A. with high honors from Seattle Pacific University and an M.B.A. from The Wharton School at the University of Pennsylvania.

Jerome S. Markowitz Director since March 2001	Jerome S. Markowitz (66) has been actively involved in managing a private investment portfolio since 1998. Prior to that, Mr. Markowitz was Director of Capital Markets for Montgomery Securities from 1987 to 1998, a Managing Director at Rothchilds Securities Inc. from 1986 to 1987, and a Senior Managing Director at Prudential Bache from 1983 to 1986.

Nicolas S. Rohatyn Director since April 2000	Nicolas S. Rohatyn (45) has been the Chief Executive Officer and Chief Investment Officer of TRG Management L.P., the investment manager of the TRG Global Opportunity Master Fund, Ltd., since March 2003. From 1982 until 2001, Mr. Rohatyn held a series of positions at JPMorgan, most recently as Executive Director of JPMorgan and Co-Head of LabMorgan from March 2000 until September 2001 and as Managing Director and co-Head of Global Fixed Income from January 1999 until March 2000. Mr. Rohatyn was also a member of the executive management team at JPMorgan from January 1995 until December 2000. Mr. Rohatyn founded the Emerging Markets Traders Association in 1990 and he served as its Chairman from then until 1994. He currently serves on the board of The Alvin Ailey American Dance Theatre. Mr. Rohatyn received a B.A. in Economics from Brown University.

John Steinhardt Director since April 2000	John Steinhardt (52) was Chief Executive Officer and the Chief Investment Officer of Spectrum Investment Management from April 2005 to December 2005. Until October 2004, Mr. Steinhardt was Head of North American Credit Markets for JP Morgan Chase & Co. and a member of the Management Committee of the Investment Banking Division of JP Morgan Chase & Co. Prior to the merger of J.P. Morgan & Co. and the Chase Manhattan Bank, Mr. Steinhardt was the Head of U.S. Securities at Chase Securities Inc. and a member of the Management Committee from 1996 to 2000. Mr. Steinhardt received a B.S. in Economics from St. Lawrence University and an M.B.A from Columbia University.

How nominees to our Board are selected
      Candidates for election to our Board of Directors are nominated by our Nominating Committee (the “Nominating Committee”) and ratified by our full Board of Directors for nomination to the stockholders. The Committee operates under a charter, which is available on our corporate website at www.marketaxess.com.
      The Nominating Committee will give due consideration to candidates recommended by stockholders. Stockholders may recommend candidates for the Nominating Committee’s consideration by submitting such recommendations directly to the Nominating Committee by mail or electronically. In making recommendations, stockholders should be mindful of the discussion of minimum qualifications set forth in the following paragraph. However, just because a recommended individual meets the minimum qualification standards does not imply that the Nominating Committee will necessarily nominate the person so recommended by a stockholder. The Nominating Committee may engage outside search firms to assist in identifying or evaluating potential nominees. We did not employ outside search firms or pay fees to other third parties in connection with seeking or evaluating any of the Board nominee candidates or any potential Board nominee candidate.

      The Nominating Committee believes that the minimum qualifications for serving on our Board are that a nominee have substantial experience working as an executive officer for, or serving on the board of, a public company, or that he or she demonstrates by significant accomplishment in another given field of endeavor, an ability to make a meaningful contribution to the oversight and governance of a company having a scope and size similar to our Company. A director must have an exemplary reputation and record for honesty in his or her personal dealings and business or professional activity. All directors should possess a basic understanding of financial matters; have an ability to review and understand the Company’s financial and other reports; and be able to discuss such matters intelligently and effectively. He or she also needs to exhibit qualities of independence in thought and action. A candidate should be committed first and foremost to the interests of the stockholders of the Company. Persons who represent a particular special interest, ideology, narrow perspective or point of view would not, therefore, generally be considered good candidates for election to our Board.
Board committees
      The Audit Committee of our Board of Directors reviews, acts on and reports to our Board of Directors with respect to various auditing and accounting matters, including the recommendation of our independent registered public accounting firm, the scope of the annual audits, the fees to be paid to the independent registered public accounting firm, the performance of the independent registered public accounting firm and our accounting practices. The Audit Committee currently consists of Messrs. Casper (Chair), Gomach and Markowitz. The Board of Directors has determined that each member of the Audit Committee is an independent director in accordance with NASDAQ listing standards and that Mr. Casper and Mr. Gomach are both Audit Committee financial experts, as defined by SEC guidelines and as required by the applicable NASDAQ listing standards.
      The Compensation Committee of the Board of Directors recommends, reviews and oversees the salaries, benefits and stock option plans for our employees, consultants, directors (other than non-employee directors) and other individuals whom we compensate. The Compensation Committee also administers our compensation plans. The Compensation Committee currently consists of Messrs. Lyski and Rohatyn. The Board of Directors has determined that each member of the Compensation Committee is an independent director in accordance with NASDAQ listing standards.
      The Nominating Committee of the Board of Directors will select nominees for director positions to be recommended by our Board of Directors for election as directors and for any vacancies in such positions. The Nominating Committee currently consists of Messrs. Casper and Rohatyn. The Board of Directors has determined that each member of the Nominating Committee is an independent director in accordance with NASDAQ listing standards.
Meetings and attendance
      During the year ended December 31, 2005, the full Board held five meetings; the Audit Committee held nine meetings; the Compensation Committee held one meeting and acted by unanimous written consent on five other occasions; and the Nominating Committee held one meeting and acted by unanimous written consent on one other occasion. We expect each director to attend each meeting of the full Board and of committees on which he serves and to attend the annual meeting of stockholders. All directors attended at least 75% of the meetings of the full Board and the meetings of the committees on which they served.
Communicating with our Board members
      Although our Board of Directors has not adopted a formal process for stockholder communications with the Board, we make every effort to ensure that the views of stockholders are heard by the Board or by individual directors, as applicable, and we believe that this has been an effective process to date. Stockholders may communicate with the Board by sending a letter to the MarketAxess Holdings Inc. Board of Directors, c/o General Counsel, 140 Broadway, 42nd Floor, New York, New York 10005. The General Counsel will receive the correspondence and forward it to the Chairman of the Board or to any individual director or directors to whom the communication is directed, as appropriate. Notwithstanding the above, the General Counsel has the authority to discard or disregard any communication which is unduly hostile, threatening, illegal or otherwise inappropriate or to take any other appropriate actions with respect to such communications.
      In addition, any person, whether or not an employee, who has a concern about the conduct of the Company or our employees, including with respect to our accounting, internal accounting controls or auditing issues, may, in a confidential or anonymous manner, communicate that concern in writing by addressing a letter to the Chairman of the Audit Committee, c/o Corporate Secretary, at our corporate headquarters address, which is 140 Broadway, 42nd Floor, New York, New York 10005, or electronically, at our corporate website, www.marketaxess.com under the heading Investors — Board of Directors — Confidential Ethics Web Form.
Director compensation
      Other than Richard M. McVey, who is our only director who is also an employee, each non-employee director other than Mr. Hernandez receives an annual retainer equal to $40,000. The chairman of the Audit Committee receives a supplemental annual retainer of $7,500 and the chairman of the Compensation Committee receives a supplemental annual retainer of $5,000. In addition, each non-employee director other than Mr. Hernandez receives $1,000 for each meeting of our Board of Directors, $2,000 for each meeting of the Audit Committee and $1,000 for each meeting of the Compensation Committee and the Nominating Committee, which the director attends. In August 2005, we issued 5,000 shares of restricted stock and 5,000 stock options to each non-employee director. At the date of issuance, the restricted stock and stock options had a fair value of $10.04 per share. The Board of Directors recommends, reviews and oversees the stock option plans for our non-employee directors. Mr. Hernandez’ employer, JPMorgan, does not permit Mr. Hernandez to receive compensation for his service as a director and, therefore, he receives no cash payments or grants of restricted stock or stock options from us. In the future, we expect to continue to compensate our non-employee directors with a combination of cash and grants of stock or stock options.
Corporate governance documents
      The Board has adopted a Code of Conduct that applies to all officers, directors and employees, and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers. Both the Code of Conduct and the Code of Ethics for the Chief Executive Officer and Senior Financial Officers, as well as any amendments to, or waivers under, the Code of Ethics for the Chief Executive Officer and Senior Financial Officers, can be accessed in the Investors — Corporate Governance section of our website at www.marketaxess.com. You may also obtain a copy of these documents by writing to MarketAxess Holdings Inc., 140 Broadway, 42nd Floor, New York, New York 10005, Attention: Investor Relations.
      Copies of the charters of our Board’s Audit Committee, Compensation Committee and Nominating Committee, as well as copies of the Company’s certificate of incorporation and bylaws, can be accessed in the Investors — Corporate Governance section of our website.
PROPOSAL 2 — APPROVAL OF AMENDMENT AND RESTATEMENT
OF THE 2004 STOCK INCENTIVE PLAN
      The second proposal to be voted upon at the Annual Meeting is approval of an amendment and restatement of the MarketAxess Holdings Inc. 2004 Stock Incentive Plan (the “Plan”), to, among other things, increase the number of shares authorized for issuance under the Plan from 3,084,802 (of which 55,049 shares are currently available for grant) to 9,754,802 shares and to authorize awards that comply with the “performance-based compensation” exception under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Board approved the amended and restated Plan effective April 28, 2006, subject to stockholder approval.

      The Board believes that increasing the number of shares of Common Stock reserved for issuance under the Plan is necessary to insure that a sufficient reserve of Common Stock remains available for issuance to allow the Company to continue to utilize equity incentives to attract and retain the services of key individuals essential to the Company’s long-term growth and financial success. The Company currently relies significantly on equity incentives in the form of stock option and restricted stock grants in order to attract and retain key employees and believes that equity incentives are necessary for the Company to remain competitive in the marketplace for executive talent and other employees. Equity grants made to newly-hired or continuing employees will be based on both competitive market conditions and individual performance.
      Section 162(m) of the Code generally disallows a federal income tax deduction to public companies for compensation over $1,000,000 in any taxable year paid to its chief executive officer or its four other most highly compensated executive officers. Certain compensation, including qualified “performance-based compensation,” is not subject to the deduction limitation if certain requirements are met. The Plan is currently exempt from Section 162(m) of the Code under a transition rule relating to our initial public offering. The transition rule, however, will not be available after the amendment and restatement of the Plan takes effect. The Board believes it is important to retain the ability to grant incentive compensation that qualifies as “performance-based” compensation in order to retain the corporate tax deductibility of the payments.
Summary of the Plan
      The following description of the Plan is a summary, taking into account the recent amendments, and is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A.
      Purpose. The purpose of the Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer eligible employees, consultants, and non-employee directors stock-based incentives in the Company, thereby creating a means to raise the level of equity ownership by such individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.
      Administration. The Plan is administered by a committee, which is intended to consist of two or more non-employee directors, each of whom will be, to the extent required, a non-employee director as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended, an outside director as defined under Section 162(m) of the Code and an independent director as defined under NASD Rule 4200(a)(15) (the “Committee”); provided that with respect to the application of the Plan to non-employee directors, the Plan will be administered by the Board (and references to the Committee include the Board for this purpose). Currently, the Compensation Committee of the Board serves as the Committee under the Plan.
      The Committee has full authority to administer and interpret the Plan, to grant awards under the Plan, to determine the persons to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award, to determine the number of shares of common stock to be covered by each award and to make all other determinations in connection with the Plan and the awards thereunder as the Committee, in its sole discretion, deems necessary or desirable. The terms and conditions of individual awards are set forth in written agreements that are consistent with the terms of the Plan. Awards under the Plan may not be made on or after April 1, 2014, except that awards (other than stock options or stock appreciation rights) that are intended to be “performance-based” under Section 162(m) of the Code will not be made after the fifth anniversary of the approval of the amendment and restatement of the Plan by the Company’s stockholders unless the performance goals are re-approved (or other designated performance goals are approved) by the stockholders.
      Available Shares. The aggregate number of shares of common stock which may be issued or used for reference purposes under the Plan or with respect to which awards may be granted may not exceed 9,754,802 shares, which may be either authorized and unissued common stock or common stock held in or acquired for the treasury of the Company. With respect to stock appreciation rights settled in common stock, only the number of shares of common stock delivered to a participant (based on the difference between fair market value of the shares of common stock subject to such stock appreciation right on the date such stock appreciation right is exercised and the exercise price of such stock appreciation right) will count against the aggregate and individual share limitations set forth under the Plan. In general, if awards under the Plan are cancelled for any reason, or expire or terminate unexercised, the shares covered by such awards will again be available for the grant of awards under the Plan.
      The maximum number of shares of common stock with respect to which any award of stock options, stock appreciation rights, shares of restricted stock or other stock based awards for which the grant of such award or the lapse of the relevant restriction period is subject to the attainment of specified performance goals intended to satisfy Section 162(m) of the Code that may be granted under the Plan during any fiscal year to any eligible employee or consultant will be 950,000 shares (per type of award). The maximum number of shares of common stock for all types of awards will be 1,900,000 shares during any fiscal year. There are no annual limits on the number of shares of common stock with respect to an award of restricted stock that is not subject to the attainment of specified performance goals to eligible employees or consultants. The maximum number of shares of common stock with respect to which performance shares may be granted under the Plan during any fiscal year will be 200,000 shares. The maximum value at grant of performance units which may be granted under the Plan during any fiscal year will be $500,000. The maximum number of shares of common stock subject to any award which may be granted under the Plan during any fiscal year of the Company to any non-employee director will be 50,000 shares.
      The Committee may appropriately adjust the above individual maximum share limitations, the aggregate number of shares of common stock available for the grant of awards and the exercise price of an award in accordance with the Plan to reflect any change in our capital structure or business by reason of certain corporate transactions or events.
      Eligibility and Types of Awards. All of our employees, consultants and non-employee directors are eligible to be granted nonqualified stock options, stock appreciation rights, restricted stock, performance shares, performance units, and other stock-based awards. In addition, our employees and employees of our affiliates that qualify as subsidiaries or parent corporations (as defined under Section 424 of the Code) are eligible to be granted incentive stock options under the Plan. Unless otherwise determined by the Committee at grant, awards granted under the Plan are subject to termination or forfeiture if the recipient engages in Detrimental Activity (as defined in the Plan) prior to, or during the one year period after any vesting or exercise of the award.
      Stock Options. The Committee may grant nonqualified stock options and incentive stock options (only to eligible employees) to purchase shares of common stock. The Committee will determine the number of shares of common stock subject to each option, the term of each option (which may not exceed ten years (or five years in the case of an incentive stock option granted to a 10% stockholder)), the exercise price, the vesting schedule (if any), and the other material terms of each option. No stock option may have an exercise price less than the fair market value of the common stock at the time of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of fair market value).
      Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at grant and the exercisability of such options may be accelerated by the Committee in its sole discretion. Upon the exercise of an option, the participant must make payment of the full exercise price, either (i) in cash, check, bank draft or money order; (ii) solely to the extent permitted by law, through the delivery of irrevocable instructions to a broker reasonably acceptable to the Company to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as a may be acceptable to the Committee.
      Stock Appreciation Rights. The Committee may grant stock appreciation rights (“SARs”) either with a stock option which may be exercised only at such times and to the extent the related option is exercisable (“Tandem SAR”) or independent of a stock option (“Non-Tandem SAR”). A SAR is a right to receive a payment in common stock or cash (as determined by the Committee) equal in value to the excess of the fair market value of one share of common stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The exercise price per share of common stock subject to a SAR may not be less than fair market value at the time of grant. The Committee may also grant “limited SARs,” either as Tandem SARs or Non-Tandem SARs, which may become exercisable only upon the occurrence of a change in control (as defined in the Plan) or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter.
      Restricted Stock. The Committee may award shares of restricted stock. Except as otherwise provided by the Committee upon the award of restricted stock, the recipient generally has the rights of a stockholder with respect to the shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement.
      Recipients of restricted stock are required to enter into a restricted stock agreement with the Company which states the restrictions to which the shares are subject, which may include satisfaction of pre-established performance goals, and the criteria or date or dates on which such restrictions will lapse.
      If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of performance goals, the Committee will establish for each recipient the applicable performance goals, formulae or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulas or standards while the outcome of the performance goals are substantially uncertain.
      Performance Shares. The Committee may award performance shares. A performance share is the equivalent of one share of common stock. The recipient of a grant of performance shares will specify one or more performance criteria to meet within a specified period determined by the Committee at the time of grant. A minimum level of acceptable achievement will also be established by the Committee. If, by the end of the performance period, the recipient has achieved the specified performance goals, he or she will be deemed to have fully earned the performance shares. To the extent earned, the performance shares will be paid to the recipient at the time and in the manner determined by the Committee in cash, shares of common stock or any combination thereof.
      Performance Units. The Committee may award performance units. Performance units will have a fixed dollar value. A performance unit is the right to receive common stock or cash of equivalent value. The recipient of a grant of performance units will specify one or more performance criteria to meet within a specified performance cycle determined by the Committee at the time of grant. A minimum level of acceptable achievement will also be established by the Committee. If, by the end of the performance cycle, the recipient has achieved the specified performance goals, he or she will be deemed to have fully earned the performance units. To the extent earned, the performance units will be paid to the recipient at the time and in the manner determined by the Committee in cash, shares of common stock or any combination thereof.
      Other Stock-Based Awards. The Committee may, subject to limitations under applicable law, make a grant of such other stock-based awards (including, without limitation, stock equivalent units, restricted stock units, and awards valued by reference to book value of shares of common stock) under the Plan that are payable in cash or denominated or payable in or valued by shares of common stock or factors that influence the value of such shares. The Committee will determine the terms and conditions of any such other awards, which may include the achievement of certain minimum performance goals for purposes of compliance with Section 162(m) of the Code and/or a minimum vesting period.
      Performance Goals. Code Section 162(m) requires that performance awards be based upon objective performance measures. If an award is intended to be “performance based” under Code Section 162(m), the performance goals will be based on one or more of the following criteria with regard to the Company (or any subsidiary, division or other operational unit of the Company):

•	the attainment of certain target levels of, or a specified increase in, enterprise value or value creation targets;

•	the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits, including that attributable to continuing and/or other operations;

•	the attainment of certain target levels of, or a specified increase in, operational cash flow;

•	the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee;

•	the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations;

•	the attainment of certain target levels of, or a specified percentage increase in, net sales, revenues, net income or earnings before income tax or other exclusions;

•	the attainment of certain target levels of, or a specified percentage increase in, return on capital employed or return on invested capital;

•	the attainment of certain target levels of, or a specified percentage increase in, after-tax or pre-tax return on stockholder equity;

•	the attainment of certain target levels in the fair market value of the shares of the Company’s common stock;

•	the growth in the value of an investment in the Company’s common stock assuming the reinvestment of dividends; or

•	a transaction that results in the sale of all or substantially all of the stock or assets of the Company.
      In addition, performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations.
      To the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for shareholder approval), the Committee may: (i) designate additional business criteria on which the performance goals may be based; or (ii) adjust, modify or amend the aforementioned business criteria.
      Change in Control. Unless otherwise determined by the Committee at the time of grant, awards subject to vesting and/or restrictions will not accelerate and vest or cause the lapse of restrictions upon a change in control (as defined in the Plan) of the Company. Instead, such awards will be, in the discretion of the Committee, (i) assumed and continued or substituted in accordance with applicable law; or (ii) purchased by the Company for an amount equal to the excess of the price of the Company’s common stock paid in a change in control over the exercise price of the award(s). The Committee may also, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an award at any time.
      Amendment and Termination. Notwithstanding any other provision of the Plan, the Board may at any time amend any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be adversely affected without the consent of such participant, and provided further that the approval of our stockholders will be obtained to the extent required by applicable law.
      Miscellaneous. Awards granted under the Plan are generally nontransferable (other than by will or the laws of descent and distribution), except that the Committee may provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members.
      Certain U.S. Federal Income Tax Consequences. The rules concerning the federal income tax consequences with respect to options granted and to be granted pursuant to the Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

Incentive Stock Options. In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not realize an income tax deduction at either such time. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of common stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient was continuously employed on the date of grant until the date three months prior to the date of exercise and such recipient does not sell the common stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option or (ii) one year after the date of exercise, a subsequent sale of the common stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.

To the extent that the aggregate fair market value (determined as of the time of grant) of the common stock with respect to which incentive stock options are exercisable for the first time by an eligible employee during any calendar year under the Plan and/or any other stock option plan of the Company, any subsidiary or any parent exceeds $100,000, such options will be treated as nonqualified stock options. In addition, if the recipient is not continuously employed on the date of grant until the date three months prior to the date of exercise or such recipient disposes of the common stock acquired upon exercise of the incentive stock option within either of the above-mentioned time periods, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of the common stock on the date of exercise over the exercise price, or (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

Nonqualified Stock Options. A recipient will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. Upon a subsequent sale of the common stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the common stock. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

All Options. With regard to both incentive stock options and nonqualified stock options, the following also apply: (i) any of our officers and directors subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, may be subject to special tax rules regarding the income tax consequences concerning their stock options, (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Code regarding the $1,000,000 limitation on deductible compensation), and (iii) in the event that the exercisability or vesting of any award is accelerated because of a change in control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes and may be nondeductible by the Company.

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and four other executive officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any recipient during a specified period of time and the plan under which the options are granted is approved by stockholders and is administered by a committee comprised of outside directors. The Plan is intended to satisfy these requirements with respect to options. The Plan also is intended to permit the grant of certain performance awards that will not be subject to the Section 162(m) deduction limit.

The Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

      Future Plan Awards. The Company anticipates that other equity-based awards may be granted to the other named individuals as well as to other employees, officers, non-employee directors and consultants under the Plan. However, the amount of shares of Common Stock that may be granted to the named individuals will be based upon various prospective factors, including, the nature of services to be rendered by our employees, officers, non-employee directors and consultants, and their potential contributions to our success. Accordingly, actual awards cannot be determined at this time.
Your vote
      Unless proxy cards are otherwise marked, the persons named as proxies will vote FOR approval of the amendment and restatement of our Plan that will, among other things, increase the number of shares of Common Stock available for issuance under the Plan by 6,670,000 shares and authorize awards that comply with the “performance-based compensation” exception under Section 162(m) of the Code. Approval of this proposal requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal.
Board recommendation
The Board recommends that you vote “FOR” approval of the amendment and restatement of the 2004 Stock Incentive Plan.
PROPOSAL 3 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The Audit Committee of our Board has appointed the firm of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2006, and the Board is asking stockholders to ratify that selection. Although current law, rules and regulations, as well as the charter of the Audit Committee, require our independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the Board considers the selection of our independent registered public accounting firm to be an important matter of stockholder concern and considers a proposal for stockholders to ratify such selection to be an important opportunity for stockholders to provide direct feedback to the Board on an important issue of corporate governance. In the event that stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain PwC, but may ultimately determine to retain PwC as our independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
Your vote
      Unless proxy cards are otherwise marked, the persons named as proxies will vote FOR the ratification of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2006. Approval of this proposal requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal.

Board recommendation
The Board recommends that you vote “FOR” the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2006.
Information about our independent registered public accounting firm
      PwC has audited our consolidated financial statements each year since our formation in 2000. Representatives of PwC will be present at our Annual Meeting with the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions from stockholders.
Audit and other fees
      The aggregate fees billed by our independent registered public accounting firm for professional services rendered in connection with the audit of our annual financial statements set forth in our Annual Report on Form 10-K for the years ended December 31, 2005 and 2004, the audit of our broker-dealer subsidiaries’ annual financial statements, the reviews of the consolidated financial statements included in the SEC filings relating to our initial public offering, including services related thereto such as consents, and assistance with and review of documents filed with the SEC and other regulatory bodies, as well as fees paid to PwC for tax compliance and planning and other services, are set forth below.
      Except as set forth in the following sentence, the Audit Committee, or a designated member thereof, pre-approves 100% of all audit, audited-related, tax, and other services rendered by PwC to the Company or its subsidiaries. The Audit Committee has authorized the Chief Executive Officer and the Chief Financial Officer to purchase permitted non-audit services rendered by PwC to the Company or its subsidiaries up to and including a limit of $10,000 per service and an annual limit of $20,000.
      Immediately following the completion of each fiscal year, the Company’s independent registered public accounting firm shall submit to the Audit Committee (and the Audit Committee shall request from the independent registered public accounting firm), as soon as possible, a formal written statement describing: (i) the independent registered public accounting firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review or peer review of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent registered public accounting firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent registered public accounting firm and the Company, including at least the matters set forth in Independence Standards Board No. 1 (Independence Discussion with Audit Committees), in order to assess the independent registered public accounting firm’s independence.
      Immediately following the completion of each fiscal year, the independent registered public accounting firm also shall submit to the Audit Committee (and the Audit Committee shall request from the independent registered public accounting firm), a formal written statement of the fees billed by the independent registered public accounting firm to the Company in each of the last two fiscal years for each of the following categories of services rendered by the independent registered public accounting firm: (i) the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q or services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company’s financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent registered public accounting firm, in the aggregate and by each service.

      The following table shows information about fees paid by the Company to PwC during the fiscal years ended December 31, 2005 and 2004:

Fee Category	2005	2004

Audit Fees(1)	$1,661,276	$1,323,971
Tax Fees(2)	184,832	280,614
Audit Related Fees	40,389	—
All Other Fees	1,626	1,629

Total	$1,888,123	$1,606,214

(1)	The aggregate fees incurred include amounts for the audit of the Company’s consolidated financial statements (including fees for the audit of our internal controls over financial reporting), the audit of our broker-dealer subsidiaries’ annual financial statements, the reviews of the consolidated financial statements included in the SEC filings related to our initial public offering, including services related thereto such as consents, and assistance with and review of documents filed with the SEC and other regulatory bodies.

(2)	The aggregate fees incurred for tax services include amounts in connection with tax compliance and tax consulting services.
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
      The Audit Committee currently consists of Messrs. Casper (Chair), Gomach, and Markowitz. Each member of the Audit Committee is independent, as independence is defined for purposes of Audit Committee membership by the listing standards of NASDAQ and the applicable rules and regulations of the SEC. The Board has determined that each member of the Audit Committee is financially literate, in other words, is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, as required by NASDAQ rules. In addition, the Board has determined that both Mr. Casper and Mr. Gomach satisfy the NASDAQ rule requiring that at least one member of our Board’s Audit Committee have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board has also determined that both Mr. Casper and Mr. Gomach are “financial experts” as defined by the SEC.
      The Audit Committee appoints our independent registered public accounting firm, reviews the plan for and the results of the independent audit, approves the fees of our independent registered public accounting firm, reviews with management and the independent registered public accounting firm our quarterly and annual financial statements and our internal accounting, financial and disclosure controls, reviews and approves transactions between the Company and its officers, directors and affiliates and performs other duties and responsibilities as set forth in a charter approved by the Board of Directors. A copy of the Audit Committee charter is available in the Investors — Corporate Governance section of the Company’s website.
      During fiscal year 2005, the Audit Committee met nine times. The Company’s senior financial management and independent registered public accounting firm were in attendance at such meetings. Following at least one meeting during each calendar quarter during 2005, the Audit Committee conducted a private session with the independent registered public accounting firm, without the presence of management.
      The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company’s senior management, including particularly its senior financial management, to prepare financial statements with integrity and objectivity and in accordance with generally accepted accounting principles, and relies upon the Company’s independent registered public accounting firm to review or audit, as applicable, such financial statements in accordance with generally accepted auditing standards.

      We have reviewed and discussed with senior management the Company’s audited financial statements for the year ended December 31, 2005, included in the Company’s 2005 Annual Report on Form 10-K. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and (ii) have been prepared in conformity with generally accepted accounting principles.
      In discharging our oversight responsibility as to the audit process, we have discussed with PwC, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, (“SAS 61”). SAS 61 requires our independent registered public accounting firm to provide us with additional information regarding the scope and results of their audit of the Company’s financial statements, including: (i) their responsibilities under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant accounting adjustments, (v) any disagreements with management and (vi) any difficulties encountered in performing the audit.
      We have obtained from PwC a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) with respect to any relationship between PwC and the Company that in PwC’s professional judgment may reasonably be thought to bear on independence. PwC has discussed its independence with us, and has confirmed in its letter to us that, in its professional judgment, it is independent of the Company within the meaning of the United States securities laws.
      Based upon the foregoing review and discussions with our independent registered public accounting firm and senior management of the Company, we have recommended to our Board that the financial statements prepared by the Company’s management and audited by its independent registered public accounting firm be included in the Company’s Annual Report on Form 10-K, for filing with the Securities and Exchange Commission. The Committee also has appointed PwC as the Company’s independent registered public accounting firm for 2006.
      As specified in its Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. These are the responsibilities of the Company’s management and independent registered public accounting firm. In discharging our duties as a Committee, we have relied on (i) management’s representations to us that the financial statements prepared by management have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and (ii) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

Submitted by the Audit Committee of the
Company’s Board of Directors

Stephen P. Casper — Chair
David G. Gomach
Jerome S. Markowitz
April 17, 2006

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of April 17, 2006 by (i) each person or group of affiliated persons known by us to beneficially own more than five percent of our Common Stock, (ii) our Named Executive Officers, (iii) each of our directors and nominees for director and (iv) all of our directors and executive officers as a group.
      The following table gives effect to the shares of Common Stock issuable within 60 days of April 17, 2006 upon the exercise of all options and other rights beneficially owned by the indicated stockholders on that date. Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under Section 13 of the Securities Exchange Act of 1934, as amended, and includes voting and investment power with respect to shares. Percentage of beneficial ownership is based on 26,171,809 shares of Common Stock outstanding at April 17, 2006. Except as otherwise noted below, each person or entity named in the following table has sole voting and investment power with respect to all shares of our Common Stock that he, she or it beneficially owns.
      Unless otherwise indicated, the address of each beneficial owner listed below is c/o MarketAxess Holdings Inc., 140 Broadway, 42nd Floor, New York, New York 10005.

	Number of	Percentage of
	Shares	Common
	Beneficially	Stock
	Owned	Outstanding

5% Stockholders
Banc of America Strategic Investments Corp.(1)	1,540,692	5.89%
Bear Market Axess Corp.(2)	2,597,285	9.56%
Credit Suisse(3)	2,727,168	9.99%
Deutsche Bank AG(4)	1,397,478	5.25%
J.P. Morgan Partners (23A SBIC), L.P.(5)	1,927,168	7.06%
LabMorgan Corporation(6)	1,927,168	7.06%
Total for entities affiliated with J.P. Morgan Chase & Co.	2,727,168	9.99%
LB I Group Inc.(7)	2,620,158	9.53%
J. Carlo Cannell(8)	1,500,000	5.73%
Royce & Associates, LLC(9)	1,451,700	5.55%
Named Executive Officers and Directors
Richard M. McVey(10)	2,809,449	10.29%
Iain N. Baillie(11)	276,954	1.05%
Thomas M. Thees(12)	139,975	*
James N. B. Rucker(13)	212,872	*
Nicholas Themelis(14)	133,894	*
Stephen P. Casper(15)	20,000	*
Carlos M. Hernandez(16)	—	—
Ronald M. Hersch(17)	20,000	*
David G. Gomach(18)	15,000	*
Wayne D. Lyski(15)	20,000	*
Jerome S. Markowitz(19)	37,848	*
Nicolas S. Rohatyn(20)	28,334	*
John Steinhardt(15)	20,000	*
All Directors and Executive Officers as a Group (13 persons)(21)	3,734,326	13.33%

*	Less than 1%

(1)	Information regarding Banc of America Strategic Investments Corp. was obtained from a Schedule 13G filed by Banc of America Strategic Investments Corp. with the SEC. The principal business address of

Banc of America Strategic Investments Corp. is 100 North Tryon Street, Floor 25, Bank of America Corporate Center, Charlotte, NC 28255.

(2)	Information regarding Bear Market Axess Corp. was obtained from a Schedule 13G filed by Bear Market Axess Corp. with the SEC. Consists of 1,600,000 shares of Common Stock, 425,317 shares of non-voting common stock presently convertible into shares of Common Stock and 571,968 shares of Common Stock issuable upon exercise of a warrant that is presently exercisable. Bear Market Axess Corp. is an indirect wholly-owned subsidiary of The Bear Stearns Companies Inc. The principal business address of Bear Market Axess Corp. is 383 Madison Avenue, New York, NY 10179.

(3)	Information regarding Credit Suisse was obtained from a Schedule 13G filed by Credit Suisse with the SEC. Consists of 1,600,000 shares of Common Stock and an aggregate of 1,127,168 shares of Common Stock issuable pursuant to any combination of non-voting common stock that is presently convertible and a warrant that is presently exercisable. Excludes an aggregate of 377,315 shares from any combination of the remaining portion of the non-voting common stock and the remaining portion of this warrant, because the terms of the non-voting common stock and the warrant contain a limitation on acquiring shares of Common Stock if the conversion or exercise would result in the holder beneficially owning more than 9.99% of our outstanding Common Stock. In total, 539,725 shares of non-voting common stock are owned by the holder and 964,758 shares are subject to the warrant. Credit Suisse (the “Bank”), a Swiss bank, filed the Schedule 13G on behalf of its subsidiaries to the extent that they constitute the Investment Banking division (the “Investment Banking division”). The ultimate parent entity of the Bank is Credit Suisse Group, a corporation formed under the laws of Switzerland. The address of the Bank’s principal business and office is Uetlibergstrasse 231, P.O. Box 900, CH 8070 Zurich, Switzerland. The address of the Investment Banking division’s principal business and office in the United States is Eleven Madison Avenue, New York, New York 10010. Does not include 9,664 shares of Common Stock held by Ares Leveraged Investment Fund, L.P. and 9,664 shares of Common Stock held by Ares Leveraged Investment Fund II, L.P. An affiliate of CSG is a limited partner of each of these limited partnerships. CSG disclaims beneficial ownership of such shares, except to the extent of its pecuniary interest therein.

(4)	Information regarding Deutsche Bank AG was obtained from a Schedule 13G filed by Deutsche Bank AG with the SEC. Consists of 972,161 shares of Common Stock and an aggregate of 425,317 shares of Common Stock issuable pursuant to shares of non-voting common stock that are presently convertible. The principal business address of Deutsche Bank AG is Taunusanlage 12, D-60325, Frankfurt am Main, Federal Republic of Germany.

(5)	Information regarding J.P. Morgan Partners (23A SBIC), L.P. was obtained from a Schedule 13G filed by J.P. Morgan Partners (23A SBIC), L.P. with the SEC. Consists of 800,000 shares of Common Stock and 1,127,168 shares of Common Stock issuable pursuant to non-voting common stock that is presently convertible. Excludes 98,149 shares from the remaining portion of the non-voting common stock, because the terms of the non-voting common stock contain a limitation on acquiring shares of Common Stock if the conversion or exercise would result in the holder beneficially owning more than 9.99% of our outstanding Common Stock. In total, 1,225,317 shares of non-voting common stock are owned by the holder. The general partner of J.P. Morgan Partners (23A SBIC), L.P. is J.P. Morgan Partners (23A SBIC Manager), Inc., an indirect wholly-owned subsidiary of JPMorgan Chase & Co. The principal business address of J.P. Morgan Partners (23A SBIC), L.P. is 1221 Avenue of the Americas, New York, NY 10020.

(6)	Information regarding LabMorgan Corporation was obtained from a Schedule 13G filed by LabMorgan Corporation with the SEC. Consists of 800,000 shares of Common Stock and an aggregate of 1,127,168 shares of Common Stock issuable pursuant to any combination of non-voting common stock that is presently convertible and a warrant that is presently exercisable. Excludes an aggregate of 1,466,802 shares from any combination of the remaining portion of the non-voting common stock and the remaining portion of this warrant, because the terms of the non-voting common stock and the warrant contain a limitation on acquiring shares of Common Stock if the conversion or exercise would result in the holder beneficially owning more than 9.99% of our outstanding Common Stock. In total,

1,360,337 shares of non-voting common stock are owned by the holder and 1,233,633 shares are subject to the warrant. LabMorgan Corporation is a direct wholly-owned subsidiary of JPMorgan Chase & Co. The principal business address of LabMorgan Corporation is 1221 Avenue of the Americas, New York, NY 10020.

(7)	Information regarding LB I Group Inc. was obtained from a Schedule 13G filed by LB I Group Inc. with the SEC. Consists of 1,290,800 shares of Common Stock, 425,317 shares of nonvoting common stock presently convertible into shares of Common Stock and a warrant that is presently exercisable for 904,041 shares of Common Stock. LB I Group Inc. is an indirect wholly-owned subsidiary of Lehman Brothers Holdings Inc. The principal business address of LB I Group Inc. is 745 Seventh Avenue, New York, NY 10019.

(8)	Information regarding J. Carlo Cannell was obtained from a Schedule 13G filed by Mr. Cannell with the SEC. Mr. Cannell is the controlling member of Cannell Capital, LLC (“Adviser”). The Adviser acts as the investment adviser to The Cuttyhunk Fund Limited, The Anegada Master Fund Limited and TE Cannell Portfolio, Ltd. and is the general partner of and investment adviser to Tonga Partners, L.P. The principal office and business address of Mr. Cannell is 150 California Street, 5th Floor, San Francisco, CA 94111.

(9)	Information regarding Royce & Associates, LLC was obtained from a Schedule 13G filed by Royce & Associates, LLC with the SEC. The principal business address of Royce & Associates, LLC is 1414 Avenue of the Americas, New York, NY 10019.

(10)	Consists of (i) 709,716 shares of Common Stock owned by Mr. McVey individually; (ii) 435,000 shares of restricted stock; (iii) 1,139,579 shares of Common Stock issuable pursuant to stock options granted to Mr. McVey that are or become exercisable within 60 days; and (iv) 525,154 shares of Common Stock owned of record by a trust for the benefit of Mr. McVey and his family members. Does not include 13,195 shares of Common Stock issuable pursuant to stock options that are not exercisable within 60 days.

(11)	Consists of (i) 30,000 shares of restricted stock; and (ii) 246,954 shares of Common Stock issuable pursuant to stock options that are or become exercisable within 60 days. Does not include 58,046 shares of Common Stock issuable pursuant to stock options that are not exercisable within 60 days.

(12)	Consists of (i) 40,000 shares of restricted stock; and (ii) 99,975 shares of Common Stock issuable pursuant to stock options that are or become exercisable within 60 days. Does not include 215,025 shares of Common Stock issuable pursuant to stock options that are not exercisable within 60 days.

(13)	Consists of (i) 53,434 shares of Common Stock; (ii) 22,500 shares of restricted stock; and (iii) 136,938 shares of Common Stock issuable pursuant to stock options that are or become exercisable within 60 days. Does not include 38,063 shares of Common Stock issuable pursuant to stock options that are not exercisable within 60 days.

(14)	Consists of (i) 40,000 shares of restricted stock; and (ii) 93,894 shares of Common Stock issuable pursuant to stock options that are or become exercisable within 60 days. Does not include 91,106 shares of Common Stock issuable pursuant to stock options that are not exercisable within 60 days.

(15)	Consists of 5,000 shares of restricted stock and 15,000 shares of Common Stock issuable pursuant to stock options that are or become exercisable within 60 days.

(16)	Does not include shares of Common Stock and other MarketAxess securities held by J.P. Morgan Partners (23A SBIC), L.P. or LabMorgan Corporation, each of which is a direct wholly-owned subsidiary of JPMorgan Chase & Co. Mr. Hernandez disclaims beneficial ownership of such shares.

(17)	Consists of 5,000 shares of restricted stock and 15,000 shares of Common Stock issuable pursuant to stock options that are or become exercisable within 60 days. Does not include shares of Common Stock and other MarketAxess securities held by Bear Market Axess Corp., a wholly-owned subsidiary of The Bear Stearns Companies Inc., as Mr. Hersch does not have voting or dispositive power with respect to such shares. Mr. Hersch disclaims beneficial ownership of such shares.

(18)	Consists of 5,000 shares of restricted stock and 10,000 shares of Common Stock issuable pursuant to stock options that are or become exercisable within 60 days.

(19)	Consists of (i) 2,707 shares of Common Stock held by Mr. Markowitz individually; (ii) 5,000 shares of restricted stock held by Mr. Markowitz; (iii) 23,334 shares of Common Stock issuable pursuant to stock options granted to Mr. Markowitz that are or become exercisable within 60 days; and (iv) 6,807 shares of Common Stock held by Mr. Markowitz in joint tenancy with his spouse.

(20)	Consists of 5,000 shares of restricted stock and 23,334 shares of Common Stock issuable pursuant to stock options that are or become exercisable within 60 days.

(21)	Consists of (i) 1,297,818 shares of Common Stock; (ii) 602,500 shares of restricted stock; and (iii) 1,834,008 shares of Common Stock issuable pursuant to stock options that are or become exercisable within 60 days. Does not include 415,435 shares of Common Stock issuable pursuant to stock options that are not exercisable within 60 days.
EXECUTIVE OFFICERS
Executive officers and key employees
      Set forth below is information concerning our executive officers and key employees as of April 17, 2006.

Name	Age	Position

Executive Officers
Richard M. McVey	46	President, Chief Executive Officer and Chairman of the Board of Directors
Thomas M. Thees	45	Chief Operating Officer
Iain N. Baillie	53	Head of MarketAxess Europe
James N.B. Rucker	49	Chief Financial Officer
Nicholas Themelis	42	Chief Information Officer
Key Employees
Cordelia Boise	41	Head of Human Resources
Charles R. Hood	57	General Counsel and Secretary
Michael Sacks	58	Head of Global Applications Development
Richard J. Schiffman	40	Head of Business Development and Strategy
      Richard M. McVey has been President, Chief Executive Officer and Chairman of our Board of Directors since our inception. See “Proposal 1 — Election of Directors — Director information” for a discussion of Mr. McVey’s business experience.
      Thomas M. Thees has been Chief Operating Officer since February 2005, with primary responsibility for running our North American Credit Operations. Prior to joining us, Mr. Thees served from 2000 to February 2005 as a Managing Director and Head of Investment Grade Trading North America at Morgan Stanley. From 1988 to 2000, Mr. Thees served in a variety of trading and origination roles at Morgan Stanley, most notably as Head of Primary and Secondary medium term note trading. Prior to his tenure at Morgan Stanley, Mr. Thees held various positions at Goldman Sachs and Citibank. Mr. Thees was the Chairman of the Investment Grade Committee at The Bond Market Association from 2000 to 2005. He also served on The Bond Market Association’s Board of Directors from 2000 to 2002. Mr. Thees received an A.B. in International Relations from Georgetown University, where he was a George F. Baker Scholar.
      Iain N. Baillie has been Head of MarketAxess Europe since March 2003, with primary responsibility for running our European business. Prior to joining us, Mr. Baillie served as a Managing Director and Head of European Investment Grade Credit Trading at Citibank/ Schroder Salomon Smith Barney (Citibank/ SSSB) from March 1998 to March 2003. From August 1996 to March 1998, Mr. Baillie was Head of the Sterling trading desk at Citibank/ SSSB. Prior to his tenure at Citibank/ SSSB, Mr. Baillie co-founded and was a management team member of Luthy Baillie Dowsett & Pethick, a research-driven agency brokerage firm that specialized in less liquid credit instruments.
      James N.B. Rucker has been Chief Financial Officer since June 2004. From our formation in April 2000 through June 2004, Mr. Rucker was Head of Finance and Operations, with responsibility for finance and certain client and dealer services. From January 1995 to April 2000, Mr. Rucker was Vice President and Head of International Fixed Income Operations at Chase Manhattan Bank, where he was responsible for the settlement of international securities and loan, option and structured trades. He also was a Director of the Emerging Markets Clearing Corporation from 1999 to 2000. Mr. Rucker received a B.S. in Economics and Politics from Bristol University, England.
      Nicholas Themelis has been Chief Information Officer since March 2005. From June 2004 through February 2005, Mr. Themelis was Head of Technology and Product Delivery. From March 2004 to June 2004, Mr. Themelis was Head of Product Delivery. Prior to joining us, Mr. Themelis was a Principal at Promontory Group, an investment and advisory firm focused on the financial services sector, from November 2003 to March 2004. From March 2001 to August 2003, Mr. Themelis was a Managing Director, Chief Information Officer for North America and Global Head of Fixed Income Technology at Barclay’s Capital. From March 2000 to March 2001, Mr. Themelis was the Chief Technology Officer and a member of the board of directors of AuthentiDate Holdings Corp., a start-up focused on developing leading edge content and encryption technology. Prior to his tenure at AuthentiDate, Mr. Themelis spent nine years with Lehman Brothers, most recently as Senior Vice President and Global Head of the E-Commerce Technology Group.
      Cordelia Boise has been Head of Human Resources since February 2002. Prior to joining us, Ms. Boise was a Human Resources Consultant to BrokerTec USA LLC, which operates a government securities electronic inter-dealer broker, from December 2001 to February 2002. From December 2000 to December 2001, Ms. Boise was Director of Human Resources at BondBook Holdings, LLC. From September 1995 to December 2000, Ms. Boise was Director of Human Resources at Arrow Electronics, Inc., an electronic components and computer products distributor. Ms. Boise graduated cum laude with a B.A. in Psychology from Lehigh University and holds a Certificate in Human Resource Management from New York University.
      Charles R. Hood has been General Counsel since September 2001 and is responsible for all legal and regulatory matters affecting our affiliates and us. Prior to joining us, Mr. Hood was Senior Vice President and Senior Equities Counsel for the Equities division at Lehman Brothers Inc. from September 1998 to August 2001. At Lehman Brothers, he managed a department responsible for providing legal, regulatory and compliance support to a wide range of domestic and international securities units and also advised the Equities e-commerce group regarding strategic investments. Prior to his tenure at Lehman Brothers, Mr. Hood was General Counsel and Chief Legal Officer for the Instinet Group of equity securities electronic trading companies from December 1985 until August 1998. Mr. Hood began his legal career at Cadwalader, Wickersham & Taft in New York City, where he specialized in general corporate and securities law. Mr. Hood received an A.B. from the College of William & Mary, an M.B.A. from the Northwestern University Graduate School of Management and a J.D. from Notre Dame Law School.
      Michael Sacks has been the Head of Global Applications Development since October 2004 with responsibility for producing all of our software globally. Prior to joining us, Mr. Sacks was employed by Morgan Stanley from 1994 to 2004, most recently as an Executive Director, Global Head of Bond Technology for the Fixed Income Division. Other assignments at Morgan Stanley included Chief Operating Officer for Fixed Income Technology and Global Head of Technology for the Foreign Exchange Division. Prior to that, Mr. Sacks held positions at Salomon Brothers, Inc. and IBM Research Division. Mr. Sacks has an A.B. in Social Relations from Harvard College and a M.S. in Computer Science from Columbia University.
      Richard J. Schiffman has been Head of Business Development and Strategy since August 2005. He also has on-going responsibility for Information Services. From March 2002 to August 2005, he was the Head of Information Services with responsibility for developing and delivering content and data to our broker-dealer and institutional client base. Prior to that, Mr. Schiffman was our Chief Technology Officer from our formation in April 2000 until March 2002. Immediately prior to joining us, Mr. Schiffman was Vice President and Manager of Fixed Income Research Technology at JPMorgan, where he was employed in a variety of positions from March 1992 to April 2000. Mr. Schiffman received a B.A. in Economics from Rutgers University and an M.B.A. in Finance and Information Systems from the Stern School of Business at New York University.
Employment agreements with our Named Executive Officers
     Richard M. McVey employment agreement
      In March 2004, we entered into an employment agreement with Richard M. McVey, which supersedes the prior employment letter he entered into with us. The agreement provides that Mr. McVey will be employed by us as President, Chief Executive Officer and Chairman of the Board of Directors, and his employment may be terminated by him or by us at any time. Mr. McVey’s annual base salary under the letter is $300,000 per year. Mr. McVey is also eligible to receive an annual bonus in accordance with the MarketAxess Holdings Inc. 2004 Annual Performance Incentive Plan and is entitled to participate in all benefit plans and programs available to our other senior executives, at a level commensurate with his position.
      If Mr. McVey’s employment is terminated outside the “change in control protection period” (as defined in the agreement and below), other than by Mr. McVey voluntarily without “good reason,” or by us as a result of a “cause event” (as each such term is defined in the agreement), subject to Mr. McVey’s execution of a general release of claims, Mr. McVey will:

•	continue to be paid his annual rate of base salary for a period of twelve months after termination;

•	receive an amount equal to the average cash bonus Mr. McVey received from us for the prior three completed calendar years, payable in twelve approximately equal monthly installments; and

•	continue to receive health coverage for himself (and eligible dependents), if he so elects, for up to twelve months after such termination.
      If Mr. McVey’s employment is terminated within three months prior to, or on or within eighteen months after, a “change in control” (as defined in our 2004 Stock Incentive Plan) (the “change in control protection period”) other than:

•	by Mr. McVey voluntarily without “good reason,”

•	as a result of Mr. McVey’s death, or

•	by us as a result of a “cause event,”
in lieu of the foregoing payments and benefits, and subject to Mr. McVey’s execution of a general release of claims, Mr. McVey will:

•	continue to be paid his annual rate of base salary for a period of twenty-four months after termination;

•	receive an amount equal to two times the average cash bonus Mr. McVey received from us for the prior three completed calendar years, payable in twenty-four approximately equal monthly installments; and

•	continue to receive health coverage for himself (and eligible dependents) at our expense, if he so elects, for up to eighteen months after such termination.
      Mr. McVey is under no obligation to seek other employment and there will be no offset against any amounts payable to Mr. McVey as a result of his termination of employment on account of any remuneration he receives that is attributable to any subsequent employment.
      Mr. McVey will continue to be subject to the confidential information, intellectual property and non-competition agreement that he previously executed. The terms of this agreement provide, in part, that Mr. McVey will not compete with us through his participation in any business in competition with any business conducted by us or any business we propose to conduct until one year after the termination of his employment or service relationship with us.

      In the event any payments or benefits made by us to Mr. McVey become subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, Mr. McVey will be paid a reduced amount equal to one dollar less than the amount that would be subject to the excise tax. The reduction will occur only if the reduced amount, taking into account the payment of all applicable federal, state and local income taxes, is greater than the amount Mr. McVey would receive after payment of the excise tax, and all other applicable federal, state and local income taxes on such payments and benefits.

Thomas M. Thees employment arrangements
      The Company issued Thomas Thees an offer letter to become the Company’s Chief Operating Officer, which Mr. Thees accepted on February 8, 2005. Pursuant to the terms of the offer letter, Mr. Thees will receive a base salary of $200,000 annually and was guaranteed a bonus of $600,000 for the year ended December 31, 2005. In addition, Mr. Thees received (i) a stock option award to purchase 225,000 shares of the Company’s Common Stock, which will vest over a three-year period beginning on the grant date; (ii) a restricted stock award of 10,000 shares of the Company’s Common Stock, which is subject to performance-accelerated vesting provisions; and (iii) a stock option award to purchase 40,000 shares of the Company’s Common Stock, which will vest over a three-year period beginning on January 1, 2006.
      If Mr. Thees’ employment is terminated by the Company other than for “cause” (as defined in the agreement) prior to the payout date of his 2006 bonus and within six months after a “change in control” (as defined in our 2004 Stock Incentive Plan), Mr. Thees will receive: (i) any portion of his 2005 and 2006 annual base compensation not yet paid; (ii) the guaranteed bonus described above to the extent not paid; (iii) a lump sum equal to $400,000; and (iv) continued payment of COBRA premiums for as long as Mr. Thees receives the payments described in subsection (i) above, but only if Mr. Thees is eligible for, and elects, COBRA coverage.
      Mr. Thees is also subject to the Company’s confidential information, intellectual property and non-competition agreement.

Iain N. Baillie employment agreement
      We have entered into an employment agreement with Iain Baillie, Head of MarketAxess Europe. The agreement provides that Mr. Baillie will receive a base salary of £140,000 and that the payment of any bonus is in our absolute discretion. Mr. Baillie was guaranteed a minimum bonus of £250,000 for 2003, but there are no other guaranteed bonuses in the agreement. Mr. Baillie was granted an option to purchase 200,000 shares of our Common Stock at an exercise price of $2.70 per share in accordance with the terms of our 2001 Stock Incentive Plan. The employment agreement also provided for a second option grant in the event certain performance goals were obtained. Mr. Baillie was granted an option to purchase 75,000 shares of our Common Stock at an exercise price of $13.95 per share in connection therewith. Unless terminated for “cause,” as defined in the employment agreement, Mr. Baillie is entitled to one month prior written notice of his termination, or one month of salary in lieu of such notice. The employment agreement also contains non-competition and confidentiality provisions. The terms of this agreement provide that Mr. Baillie will not compete with us through his participation in any business in competition with any business conducted by us until six months after the termination of his employment or service relationship with us.
Loans to executive officers of the Company
      Prior to enactment of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) in July 2002, we made two loans to Richard M. McVey, our Chief Executive Officer and Chairman of our Board of Directors. We entered into restricted stock purchase agreements with Mr. McVey on June 11, 2001 and July 1, 2001, respectively, in connection with his compensation package. Pursuant to these agreements, we sold an aggregate of 289,581 shares of our Common Stock to Mr. McVey at a purchase price of $3.60 per share. We loaned an aggregate of approximately $1,042,488 to Mr. McVey to finance his purchase of these shares. Mr. McVey executed secured promissory notes with us to document these loans. These promissory notes bear interest at an average rate of 5.69% per annum. The principal and accrued interest on each of these promissory notes is due and payable as follows: (1) 20% of the principal and accrued interest is due on the sixth anniversary of the issuance date; (2) an equal amount is due on each of the seventh, eighth, ninth and tenth anniversaries of the issuance date; and (3) the balance is due on the eleventh anniversary of the issuance date. Mr. McVey may prepay all or any part of any note at any time without paying a premium or penalty. Promissory notes representing 80% of the aggregate purchase price are non-recourse and promissory notes representing 20% of the aggregate purchase price are full recourse. As security for his obligations under the promissory notes, Mr. McVey has pledged the 289,581 shares of our Common Stock acquired by him under the restricted stock purchase agreements described above.
      The loans described in the preceding paragraph were entered into prior to the passage of the Sarbanes-Oxley Act. Because of the prohibitions against certain loans under Section 402 of the Sarbanes-Oxley Act, we will not modify any of these outstanding loans, nor will we enter into new loans with any of our directors or executive officers other than as permitted by applicable law at the time of the transaction.
EXECUTIVE COMPENSATION
Compensation
      The following table sets forth all compensation received during each of the last three fiscal years by our Chief Executive Officer and each of our four other most highly compensated executive officers whose total compensation exceeded $100,000 in each such fiscal year. These executives are referred to as our “Named Executive Officers” elsewhere in this report. Although bonus compensation was earned in the fiscal years indicated below, all bonus compensation was actually paid to each named executive in the fiscal year following the year in which it was earned.
Summary Compensation Table

				Long Term Compensation

	Annual Compensation (1)			Restricted		Securities
				Stock		Underlying
Name	Year	Salary($)	Bonus ($)(2)	Awards ($)		Options

Richard M. McVey	2005	300,000	700,000	5,224,500	(3)	—
	2004	300,000	900,000	468,000	(4)	25,000	(5)
	2003	300,000	900,000	—		1,000,000
Thomas M. Thees(6)	2005	178,846	600,000	449,400	(7)	315,000	(8)
Iain N. Baillie(10)	2005	254,814	455,025	223,600	(11)	25,000	(9)
	2004	264,572	566,940	156,000	(4)	35,000	(5)
	2003	177,000	490,470	—		275,000
James N.B. Rucker	2005	200,000	200,000	167,700	(11)	20,000	(9)
	2004	175,000	225,000	117,000	(4)	25,000	(5)
	2003	175,000	225,000	—		25,000
Nicholas Themelis(12)	2005	200,000	500,000	335,400	(11)	45,000	(9)
	2004	172,500	350,000	156,000	(4)	140,000	(12)

(1)	The column for “Other Annual Compensation” has been omitted because there is no compensation required to be reported in that column. The aggregate amount of perquisites and other personal benefits, securities or property received by the Named Executive Officers was less than either $50,000 or 10.0% of the total annual salary and bonus reported for such Named Executive Officer, whichever is less.

(2)	Includes cash bonuses paid to Named Executive Officers paid in 2006 with respect to the 2005 fiscal year, paid in 2005 with respect to the 2004 fiscal year and paid in 2004 with respect to the 2003 fiscal year.

(3)	The value of the restricted stock award to Mr. McVey shown in the table that was granted on January 31, 2006 for the fiscal year ended December 31, 2005 was determined by multiplying the number of shares of restricted stock awarded by $12.90, the closing price of the Company’s Common Stock on NASDAQ on January 31, 2006. Each share of restricted stock represents a right to receive one share of the Company’s Common Stock upon vesting. The default vesting schedule for the restricted stock grants is equal annual vesting over five years. Vesting may be accelerated if certain pre-approved performance targets are met or exceeded. Specifically, 34% of the shares can vest after the first year and 33% of the shares can vest after each of the second and third years if the performance targets are met or exceeded. If the targets are not met, then the default vesting schedule shall apply. In addition, all unvested restricted stock awards become fully vested upon a change in control. The restricted stock award is presently expected to constitute the only shares of restricted stock to be granted to Mr. McVey over the next three calendar years. This three-year approach is consistent with the Company’s practice of making three-year grants to Mr. McVey as it did in 2000 and 2003. Mr. McVey remains eligible to receive future grants of stock options and other forms of equity awards.

(4)	The values of the restricted stock awards shown in the table (which were granted on January 6, 2005 for the fiscal year ended December 31, 2004) were determined for each Named Executive Officer, respectively, by multiplying the number of shares of restricted stock awarded to each Named Executive Officer by $15.60 (the closing price of the Company’s Common Stock on NASDAQ on January 5, 2005). Each share of restricted stock represents a right to receive one share of the Company’s Common Stock upon vesting. The default vesting schedule for the restricted stock grants is equal annual vesting over five years. Vesting may be accelerated if certain pre-approved performance targets are met or exceeded. Specifically, 50% of the shares can vest after the first year and 50% of the shares can vest after the second year if the performance targets are met or exceeded. If only one of the two-year targets is achieved, then there is ratable vesting over the remaining period for the balance of the shares. If the targets are not met in either year, then the default vesting schedule shall apply. In addition, all unvested restricted stock awards become fully vested upon a change in control.

(5)	Represents the number of stock options granted on January 6, 2005 for the year ended December 31, 2004. Such options have an exercise price of $15.60 per share (the closing price of the Company’s Common Stock on NASDAQ on January 5, 2005), vest over a three-year period and have a ten-year term.

(6)	Mr. Thees’ employment with us commenced in February 2005. His annualized base salary for 2005 was $200,000.

(7)	The value of the restricted stock awards shown in the table was determined by multiplying the number of shares of restricted stock awarded to Mr. Thees by the price at which such shares were granted. Each share of restricted stock represents a right to receive one share of the Company’s Common Stock upon vesting. Mr. Thees received two grants of restricted stock for the fiscal year ended December 31, 2005. On February 8, 2005, in connection with the commencement of his employment, Mr. Thees was granted an award of 10,000 shares of restricted stock at a price of $11.40 per share (the closing price of the Company’s Common Stock on NASDAQ on February 8, 2005). This grant of restricted stock vests in equal annual installments over a three-year period. On January 9, 2006, Mr. Thees was granted 30,000 shares of restricted stock at a price of $11.18 per share (the closing price of the Company’s Common Stock on NASDAQ on January 6, 2006). The default vesting schedule for this restricted stock grant is equal annual vesting over five years. Vesting may be accelerated if certain pre-approved performance targets are met or exceeded. Specifically, 34% of the shares can vest after the first year and 33% of the shares can vest after each of the second and third years if the performance targets are met or exceeded. If only one of the two-year targets is achieved, then there is ratable vesting over the remaining period for the balance of the shares. If the targets are not met in either year, then the default vesting schedule shall apply. In addition, all unvested restricted stock awards become fully vested upon a change in control.

(8)	Mr. Thees received three grants of stock options for the fiscal year ended December 31, 2005. On February 8, 2005, in connection with the commencement of his employment, Mr. Thees was granted

225,000 stock options at an exercise price of $11.40 per share. One-third of the stock options vest on the first anniversary of the grant and the remaining two thirds will vest and become exercisable in twenty-four equal monthly installments commencing thirteen months from the grant date. Also on February 8, 2005, Mr. Thees was granted 40,000 stock options at an exercise price of $11.40 per share. One-third of the stock options vest on January 1, 2007 and the remaining two-thirds will vest and become exercisable in twenty-four equal monthly installments commencing February 1, 2007. Additionally, on January 9, 2006, Mr. Thees was granted 50,000 stock options at an exercise price of $11.18 (the closing price of the Company’s Common Stock on NASDAQ on January 6, 2006). These stock options vest over a three-year period. All stock options have a ten-year term.

(9)	Represents the number of stock options granted on January 9, 2006 for the year ended December 31, 2005. Such options have an exercise price of $11.18 per share (the closing price of the Company’s Common Stock on NASDAQ on January 6, 2006), vest over a three-year period and have a ten-year term.

(10)	Mr. Baillie is paid in Pounds Sterling. The amounts stated here have been translated at an exchange rate of $1.8201, $1.8898 and $1.6349 per pound, which represent the average exchange rates during 2005, 2004 and 2003, respectively. Mr. Baillie’s employment with us commenced in March 2003. His annualized base salary for 2005, 2004 and 2003 was 140,000 Pounds Sterling.

(11)	The values of the restricted stock awards shown in the table (which were granted on January 9, 2006 for the fiscal year ended December 31, 2005) were determined for each Named Executive Officer, respectively, by multiplying the number of shares of restricted stock awarded to each Named Executive Officer by $11.18 (the closing price of the Company’s Common Stock on NASDAQ on January 6, 2006). Each share of restricted stock represents a right to receive one share of the Company’s Common Stock upon vesting. The default vesting schedule for the restricted stock grants is equal annual vesting over five years. Vesting may be accelerated if certain pre-approved performance targets are met or exceeded. Specifically, 34% of the shares can vest after the first year and 33% of the shares can vest after each of the second and third years if the performance targets are met or exceeded. If the targets are not met, then the default vesting schedule shall apply. In addition, all unvested restricted stock awards become fully vested upon a change in control.

(12)	Mr. Themelis’ employment with us commenced in February 2004. Represents an option for 100,000 shares granted on February 25, 2004 at an exercise price of $13.95 and an option for 40,000 shares granted on January 6, 2005 at an exercise price of $15.60. Both options vest over a three-year period from the date of grant and have a ten-year term.

Stock option grants in last fiscal year
      The following table sets forth information regarding exercisable and unexercisable stock options granted to each of the Named Executive Officers in the last fiscal year. No stock appreciation rights were granted to the Named Executive Officers during the year ended December 31, 2005. Potential realizable values are computed by (1) multiplying the number of shares of Common Stock subject to a given option by the assumed market value on the date of grant, (2) assuming that the aggregate stock value derived from that calculation compounds annually for the entire term of the option, and (3) subtracting from that result the aggregate option exercise price.

	Individual Grants(1)

		% of Total
		Options			Potential Realizable Value
	Number of	Granted			at Assumed Annual Rates
	Securities	to			of Stock Appreciation for
	Underlying the	Employees	Exercise		Option Term
	Options	in Fiscal	Price per	Expiration
Name	Granted (#)(2)	Year (%)	Share($)	Date	5%($)	10%($)

Richard M. McVey	25,000	2.0%	$15.60	1/06/15	245,269	621,560
Thomas M. Thees	265,000	21.6%	$11.40	2/08/15	1,899,891	4,814,696
Iain N. Baillie	35,000	2.9%	$15.60	1/06/15	343,376	870,183
James N. B. Rucker	25,000	2.0%	$15.60	1/06/15	245,269	621,560
Nicholas Themelis	40,000	3.3%	$15.60	1/06/15	392,430	994,495

(1)	In January 2006, we awarded options to purchase an additional 688,000 shares of Common Stock at an exercise price of $11.18 per share, of which 140,000 were awarded to the Named Executive Officers listed in the table as follows: 50,000 to Mr. Thees, 25,000 to Mr. Baillie, 20,000 to Mr. Rucker and 45,000 to Mr. Themelis.

(2)	These options vest and become exercisable as follows: (i) one-third on the first anniversary of the date of grant and (ii) the balance in twenty-four equal monthly installments thereafter.
Aggregated option exercises in last fiscal year and fiscal year-end option values
      One of our Named Executive Officers exercised options to purchase our Common Stock during the fiscal year ended December 31, 2005. The following table sets forth the number of shares of Common Stock subject to options and the value of such options held by each of our Named Executive Officers as of December 31, 2005.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-The-Money Options
	Shares		Options at Fiscal Year-End		at Fiscal Year-End($)(2)
	Acquired on
Name	Exercise	Value Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Richard M. McVey	—	—	1,127,774	25,000	9,845,467	—
Thomas M. Thees	—	—	—	265,000	—	7,950
Iain N. Baillie	30,000	$279,101	201,267	78,733	1,484,100	—
James N. B. Rucker	—	—	120,969	34,032	856,658	—
Nicholas Themelis	—	—	61,114	78,886	—	—

(1)	Value realized is defined as the fair market price of our Common Stock on the date of exercise less the exercise price, multiplied by the number of shares underlying the exercised options.

(2)	Value is defined as the fair market price of our Common Stock at December 30, 2005 less the exercise price, multiplied by the number of shares underlying the specific in-the-money options. On December 30, 2005, the closing selling price of a share of our Common Stock was $11.43.

Compensation plans
      For information with respect to the securities authorized for issuance under equity compensation plans, please see the section captioned “Securities Authorized for Issuance Under Equity Compensation Plans” in Item 12 of our Annual Report on Form 10-K for the year ended December 31, 2005, which is incorporated herein by reference and has been delivered to you with this Proxy Statement.
Compensation Committee interlocks and insider participation
      The members of our Compensation Committee currently are Messrs. Lyski and Rohatyn. Neither of these individuals was (i) during the past fiscal year, an officer or employee of the Company or any of its subsidiaries, or (ii) formerly an officer of the Company or any of its subsidiaries. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
      The Compensation Committee of the Board of Directors (the “Compensation Committee”) is composed of two independent non-employee directors. The responsibilities of the Compensation Committee are set forth in its written charter (the “Charter”), which has been adopted by our Board of Directors. A copy of the Charter is available in the Investors — Corporate Governance section of the Company’s website.
      The duties of the Compensation Committee are, in part, to review and determine the salaries and bonuses of executive officers of the Company, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. The Compensation Committee also has the sole and exclusive authority to make discretionary option grants (and other equity awards) to the Company’s executive officers under the Company’s Stock Incentive Plans.
      The Compensation Committee believes that the compensation programs for the Company’s executive officers should reflect the Company’s performance and the value created for the Company’s stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual contribution to the Company’s success. The Company is engaged in a very competitive industry, and the Company’s success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals.
      General Compensation Policy. The Compensation Committee’s policy is to provide the Company’s executive officers with compensation opportunities that are based upon their personal performance, the financial performance of the Company and their contribution to that performance and that are competitive enough to attract and retain highly skilled individuals. Generally, each executive officer’s compensation package is comprised of three elements: (i) base salary that is competitive with the market and reflects individual performance, (ii) annual variable performance awards payable in cash and tied to the Company’s achievement of annual financial performance goals and (iii) stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and the Company’s stockholders. As an officer’s level of responsibility increases, a greater proportion of his or her total compensation will be dependent upon the Company’s financial performance and stock price appreciation rather than base salary.
      Factors. The principal factors that were taken into account in establishing each executive officer’s compensation package are described below. However, the Compensation Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.
      Base Salary. In setting base salaries, the Compensation Committee reviewed published compensation survey data for our industry. The base salary for each officer reflects the salary levels for comparable positions in comparable companies, as well as the individual’s personal performance and internal alignment considerations. The relative weight given to each factor varies with each individual in the sole discretion of the Compensation Committee. Each executive officer’s base salary is reviewed each year on the basis of (i) the

Compensation Committee’s evaluation of the officer’s personal performance for the year and (ii) the competitive marketplace for persons in comparable positions. The Company’s performance and profitability may also be factors in determining the base salaries of executive officers.
      Annual Incentives. Bonuses for executive officers are based on the Company’s actual performance compared to plan and are generally paid under the Company’s Annual Performance Incentive Plan.
      Under the Annual Performance Incentive Plan, participants are eligible to receive individual bonus awards that may be expressed, at the Compensation Committee’s discretion, as a fixed dollar amount, a percentage of base pay, or an amount determined pursuant to a formula. Individual bonus awards are contingent upon the attainment of certain pre-established performance targets established by the Compensation Committee. The individual awards will be paid after the end of the performance period in which they are earned after the Compensation Committee certifies that the applicable performance goals have been attained. Annual incentive payments for 2005 for the Named Executive Officers appear in the Summary Compensation Table in the column captioned “Bonus.”
      Stock-Based Incentives. Currently, restricted stock and stock option grants are made by the Compensation Committee to the Company’s executive officers, generally upon hire, upon a material change in responsibilities or at other times at the discretion of the Compensation Committee. Each option grant is designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in its business. Each grant allows the officer to acquire shares of the Company’s Common Stock at a fixed price per share (generally the market price on the grant date) over a specified period of time (up to ten years). Generally, each option becomes exercisable in a series of installments over a three-year period, contingent upon the officer’s continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains employed by the Company during the vesting period, and then only if the market price of the shares appreciates over the option term.
      The size of the option grant to each executive officer is set by the Compensation Committee at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual’s current position with the Company, the individual’s personal performance in recent periods and his or her potential for future responsibility and promotion over the option term. The Compensation Committee also takes into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual. Options granted during 2005 are shown above under the heading Stock option grants in last fiscal year.
      Currently, grants of restricted stock generally vest over a five-year period, subject to accelerated vesting upon the Company’s attainment of pre-established performance goals. The size of each restricted stock grant is set by the Compensation Committee in accordance with the criteria described above for stock options.
      CEO Compensation. In setting the total compensation payable to the Company’s Chief Executive Officer, the Compensation Committee sought to make that compensation competitive with the compensation paid to the chief executive officers of similar companies, while at the same time assuring that a significant percentage of compensation was tied to Company performance and stock price appreciation. Mr. McVey’s base salary of $300,000 was set in accordance with the new employment agreement entered into in March 2004. The Compensation Committee awarded Mr. McVey an annual bonus of $700,000 with respect to 2005 performance, which was paid under the 2004 Annual Performance Incentive Plan.
      A portion of Mr. McVey’s compensation is also paid in the form of restricted stock and stock options in order to further align his compensation to Company performance and stock price appreciation. Specifically, Mr. McVey was granted 405,000 shares of restricted stock in January 2006. This grant is presently expected to constitute the only shares of restricted stock to be granted to Mr. McVey over the next three calendar years. This three-year approach is consistent with the Company’s practice of making three-year grants to Mr. McVey as it did in 2000 and 2003. Mr. McVey remains eligible to receive future grants of stock options and other forms of equity awards.

      Compliance with Internal Revenue Code Section 162(m). In general, Section 162(m) of the Internal Revenue Code of 1986, as amended, disallows a tax deduction to publicly-held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. In general, the deduction limit under Section 162(m) does not currently apply to the Company because, in general, Section 162(m) allows a three-year transition period after a company becomes publicly traded in connection with an initial public offering. However, the deduction limit will apply to any awards made under the Amended and Restated 2004 Stock Incentive Plan. Our policy with respect to the deductibility limit of Section 162(m) generally is to preserve the federal income tax deductibility of compensation paid when it is appropriate under the circumstances and is in the best interest of us and our stockholders. However, we reserve the right to authorize the payment of non-deductible compensation if we deem that it is appropriate.
      It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company’s performance and the interests of the Company’s stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long term.

Submitted by the Compensation Committee
of the Company’s Board of Directors

Wayne D. Lyski
Nicolas S. Rohatyn
April 17, 2006

STOCK PERFORMANCE GRAPH
      The following graph shows a comparison from November 5, 2004 (the date our Common Stock commenced trading on The NASDAQ National Market) through December 31, 2005 of (i) the cumulative total return for our Common Stock, (ii) the NASDAQ Stock Market (U.S.) Index and (iii) a Peer Group consisting of the following companies: Archipelago Holdings Inc., Chicago Mercantile Exchange Holdings Inc., eSpeed, Inc., GFI Group Inc., International Securities Exchange, Inc., Investment Technology Group, Inc., Knight Trading Group, Inc., LaBranche & Co Inc. and The NASDAQ Stock Market, Inc. We have added International Securities Exchange, Inc. to the peer group used last year following its initial public offering in March 2005, and have removed Instinet Group Incorporated from the peer group used last year following its acquisition by The NASDAQ Stock Market, Inc. in December 2005.
      The figures in this graph assume an initial investment of $100 at the closing price on November 5, 2004 of our Common Stock and the companies in our Peer Group and an initial investment of $100 on October 31, 2004 in the NASDAQ Stock Market (U.S.) Index.
      The returns illustrated below are based on historical results during the period indicated and should not be considered indicative of future stockholder returns. Data for the NASDAQ Stock Market (U.S.) Index and for the Peer Group assume reinvestment of dividends. We have never paid dividends on our Common Stock and have no present plans to do so. All performance data provided by Research Data Group, Inc.
      Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference this Proxy Statement or future filings made by MarketAxess under those statutes, the Audit Committee Report, reference to the independence of the Audit Committee members, the Compensation Committee Report and the Stock Performance Graph are not deemed filed with the Securities and Exchange Commission, are not deemed soliciting material and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent that we specifically incorporate such information by reference into a previous or future filing, or specifically request that such information be treated as soliciting material, in each case under those statutes.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
      Our related parties include our directors, director nominees, executive officers and holders of more than five percent of the outstanding shares of our Common Stock. Set forth in this section is information concerning transactions with our related parties.
Principal stockholder broker-dealer clients
      Six of our broker-dealer clients or their affiliates each own more than five percent of the outstanding shares of our Common Stock. See “Security Ownership of Certain Beneficial Owners and Management.” These broker-dealer clients are: Banc of America Securities, Bear Stearns, Credit Suisse, Deutsche Bank, JPMorgan and Lehman Brothers (collectively, the “Principal Stockholder Broker-Dealer Clients”).
      We have separate agreements with each of our broker-dealer clients including each of our Principal Stockholder Broker-Dealer Clients. These agreements govern each such broker-dealer’s access to, and activity on, our electronic trading platform. The term of the agreements is generally three years, with automatic annual renewal thereafter unless notice to terminate is given by a party at least thirty days prior to automatic renewal. Under each agreement, the broker-dealer is granted a worldwide, non-exclusive and non-transferable license to use our electronic trading platform. The broker-dealer agrees to supply us, on a non-exclusive basis, with one or more of the following: indicative prices and quantities of a minimum number of fixed-income instruments for our inventory pages; new issue descriptions and content; and credit research reports. These agreements also govern use of and access to our electronic trading platform. We may only provide the pricing, research and other content provided by a broker-dealer to those of our institutional investor clients approved by the broker-dealer to receive such content. Additionally, institutional investors must be approved by a broker-dealer before being able to engage in transactions on our platform. These agreements also provide for the fees and expenses to be paid by the broker-dealers for their use of our electronic trading platform.
      We have historically earned a substantial portion of our revenues from our Principal Stockholder Broker-Dealer Clients. In particular, for the year ended December 31, 2005, $39.0 million (49.7% of our total revenues), were generated by our Principal Stockholder Broker-Dealer Clients.

Indemnification agreements
      We have entered into an indemnification agreement with each of our outside directors. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

Registration rights agreement
      Our Principal Stockholder Broker-Dealer Clients, along with certain other holders of our Common Stock, are party to our sixth amended and restated registration rights agreement. Stockholders who are a party to this agreement are provided certain rights to demand registration of shares of Common Stock and to participate in a registration of our Common Stock that we may decide to do, from time to time. Generally, we have agreed to pay all expenses of any registration pursuant to the registration rights agreement, except for underwriters’ discounts and commissions.

Appointment of one of our directors by one of our Principal Stockholder Broker-Dealer Clients
      Mr. Hersch was originally appointed to our Board pursuant to the terms of an agreement among certain of our stockholders. This agreement terminated upon the initial public offering of our Common Stock.

OTHER MATTERS
Section 16(a) beneficial ownership reporting compliance
      The members of our Board of Directors, our executive officers and persons who hold more than 10% of our outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which requires them to file reports with respect to their ownership of our Common Stock and their transactions in such Common Stock. Based solely upon a review of (i) the copies of Section 16(a) reports that MarketAxess has received from such persons or entities for transactions in our Common Stock and their Common Stock holdings for the 2005 fiscal year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its directors, executive officers and beneficial owners of more than 10% of its Common Stock, except that each of Messrs. McVey, Baillie, Rucker, Themelis and Ziegelbaum filed one late report with respect to the grants of shares of restricted stock and options to purchase shares of Common Stock on January 6, 2005.
Other matters
      As of the date of this Proxy Statement, the Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote the shares they represent as such persons deem advisable. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.
Stockholder proposals for 2007 Annual Meeting
      In order to be considered for inclusion in the Company’s Proxy Statement and proxy card relating to the 2007 Annual Meeting of Stockholders, any proposal by a stockholder submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received by the Company at its principal executive offices in New York, New York, on or before December 29, 2006. In addition, under the Company’s bylaws, any proposal for consideration at the 2007 Annual Meeting of Stockholders submitted by a stockholder other than pursuant to Rule 14a-8 will be considered timely if it is received by the Secretary of the Company at its principal executive offices between the close of business on December 3, 2006, and the close of business on January 2, 2007, and is otherwise in compliance with the requirements set forth in the Company’s bylaws.

Appendix A
MARKETAXESS HOLDINGS INC.

2004 STOCK INCENTIVE PLAN
(Amended and Restated Effective April 28, 2006)

ARTICLE 1
Purpose
      The purpose of this MarketAxess Holdings Inc. 2004 Stock Incentive Plan, as amended and restated, is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors stock-based incentives in the Company, thereby creating a means to raise the level of equity ownership by such individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. The Plan is effective as of the date set forth in Article 16 and is an amendment and restatement of the MarketAxess Holdings Inc. 2004 Stock Incentive Plan (the “Initial Plan”) which was initially effective April 1, 2004.
ARTICLE 2
Definitions
      For purposes of this Plan, the following terms shall have the following meanings:
      2.1     “Acquisition Event” has the meaning set forth in Section 4.2.
      2.2     “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (d) any trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that, unless otherwise determined by the Committee, the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.
      2.3     “Award” means any award under this Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Shares, Performance Units or Other Stock-Based Award. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.
      2.4     “Board” means the Board of Directors of the Company.
      2.5     “Cause” means with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to a Participant’s insubordination, dishonesty, fraud, incompetence, moral turpitude, willful misconduct, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for the Company or an Affiliate, as determined by the Committee in its sole discretion; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.
      2.6     “Change in Control” has the meaning set forth in Article 12.
      2.7     “Change in Control Price” has the meaning set forth in Section 12.1.

      2.8     “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.
      2.9     “Committee” means: (a) with respect to the application of this Plan to Eligible Employees and Consultants, a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be (i) to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, a “non-employee director” as defined in Rule 16b-3; (ii) to the extent required by Section 162(m) of the Code, an “outside director” as defined under Section 162(m) of the Code; and (iii) an “independent director” as defined under NASD Rule 4200(a)(15) or such other applicable stock exchange rule; and (b) with respect to the application of this Plan to Non-Employee Directors, the Board. To the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.
      2.10     “Common Stock” means the Common Stock, $.003 par value per share, of the Company.
      2.11     “Company” means MarketAxess Holdings Inc., a Delaware corporation, and its successors by operation of law.
      2.12     “Consultant” means any natural person who is an advisor or consultant to the Company or its Affiliates.
      2.13     “Detrimental Activity” means: (a) the disclosure to anyone outside the Company or its Affiliates, or the use in any manner other than in the furtherance of the Company’s or its Affiliate’s business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company or its Affiliates that is acquired by a Participant prior to the Participant’s Termination; (b) activity while employed or performing services that results, or if known could result, in the Participant’s Termination that is classified by the Company as a termination for Cause; (c) any attempt, directly or indirectly, to solicit, induce or hire (or the identification for solicitation, inducement or hiring of) any non-clerical employee of the Company or its Affiliates to be employed by, or to perform services for, the Participant or any Person with which the Participant is associated (including, but not limited to, due to the Participant’s employment by, consultancy for, equity interest in, or creditor relationship with such Person) or any Person from which the Participant receives direct or indirect compensation or fees as a result of such solicitation, inducement or hire (or the identification for solicitation, inducement or hire) without, in all cases, written authorization from the Company; (d) any attempt, directly or indirectly, to solicit in a competitive manner any current or prospective customer of the Company or its Affiliates without, in all cases, written authorization from the Company; (e) the Participant’s Disparagement, or inducement of others to do so, of the Company or its Affiliates or their past and present officers, directors, employees or products; (f) without written authorization from the Company, the rendering of services for any organization, or engaging, directly or indirectly, in any business, which is competitive with the Company or its Affiliates, or the rendering of services to such organization or business if such organization or business is otherwise prejudicial to or in conflict with the interests of the Company or its Affiliates provided, however, that competitive activities shall only be those competitive with any business unit or Affiliate of the Company with regard to which the Participant performed services at any time within the two years prior to the Participant’s Termination; or (g) breach of any agreement between the Participant and the Company or an Affiliate (including, without limitation, any employment agreement or noncompetition or nonsolicitation agreement). For purposes of subsections (a), (c), (d) and (f) above, the General Counsel or the Chief Executive Officer of the Company shall have authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall each have authority to provide the Participant with such authorization.
      2.14     “Disability” means with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.
      2.15     “Disparagement” means making comments or statements to the press, the Company’s or its Affiliates’ employees, consultants or any individual or entity with whom the Company or its Affiliates has a business relationship which could reasonably be expected to adversely affect in any manner: (a) the conduct of the business of the Company or its Affiliates (including, without limitation, any products or business plans or prospects); or (b) the business reputation of the Company or its Affiliates, or any of their products, or their past or present officers, directors or employees.
      2.16     “Effective Date” means the effective date of this Plan as defined in Article 16.
      2.17     “Eligible Employees” means each employee of the Company or an Affiliate.
      2.18     “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.
      2.19     “Fair Market Value” means, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or The Nasdaq Stock Market, Inc.; or (b) if not traded on any such national securities exchange or The Nasdaq Stock Market, Inc., as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. For purposes of the grant of any Award, the applicable date shall be the trading day on which the Award is granted, or if such grant date is not a trading day, the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.
      2.20     “Family Member” means “family member” as defined in Section A.1.(5) of the general instructions of Form S-8.
      2.21     “Good Reason” means, with respect to a Participant’s Termination of Employment: (a) in the case where there is no employment agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “good reason” (or words or a concept of like import)), a voluntary termination due to good reason, as the Committee, in its sole discretion, decides to treat as a Good Reason termination; or (b) in the case where there is an employment agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “good reason” (or words or a concept of like import), a termination due to good reason (or words or a concept of like import), as defined in such agreement at the time of the grant of the Award, and, for purposes of the Plan, as determined by the Committee in its sole discretion; provided that any definition that is effective under an employment agreement, change in control agreement or similar agreement after a change in control shall only be effective for purposes of this Plan after a change in control.
      2.22     “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parents (if any) under this Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.
      2.23     “Non-Employee Director” means a director of the Company who is not an active employee of the Company or an Affiliate.
      2.24     “Non-Qualified Stock Option” means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

      2.25     “Other Stock-Based Award” means an Award under Article 11 of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to an Affiliate.
      2.26     “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.
      2.27     “Participant” means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to this Plan.
      2.28     “Performance Cycle” has the meaning set forth in Section 10.1.
      2.29     “Performance Period” has the meaning set forth in Section 9.1.
      2.30     “Performance Share” means an Award made pursuant to Article 9 of this Plan of the right to receive Common Stock or cash of an equivalent value at the end of a specified Performance Period.
      2.31     “Performance Unit” means an Award made pursuant to Article 10 of this Plan of the right to receive a fixed dollar amount, payable in cash or Common Stock or a combination of both.
      2.32     “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.
      2.33     “Plan” means this MarketAxess Holdings Inc. 2004 Stock Incentive Plan, as amended and restated effective April 28, 2006, and as further amended from time to time.
      2.34     “Reference Stock Option” has the meaning set forth in Section 7.1.
      2.35     “Restricted Stock” means an Award of shares of Common Stock under this Plan that is subject to restrictions under Article 8.
      2.36     “Restriction Period” has the meaning set forth in Subsection 8.3.1.A with respect to Restricted Stock.
      2.37     “Retirement” means a Termination of Employment or Termination of Consultancy other than a termination for Cause at or after age 65 or such earlier date after age 50 as may be approved by the Committee with regard to such Participant, in its sole discretion, at the time of grant, or thereafter provided that the exercise of such discretion does not make the applicable Award subject to Section 409A of the Code. With respect to a Participant’s Termination of Directorship, Retirement means the failure to stand for reelection or the failure to be reelected on or after a Participant has attained age 65 or, with the consent of the Board, provided that the exercise of such discretion does not make the applicable Award subject to Section 409A of the Code, before age 65 but after age 50.
      2.38     “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.
      2.39     “Section 162(m) of the Code” means the exception for performance-based compensation under Section 162(m) of the Code and any applicable Treasury regulations thereunder.
      2.40     “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.
      2.41     “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.
      2.42     “Stock Appreciation Right” shall mean the right pursuant to an Award granted under Article 7. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash and/or stock equal to the difference between (i) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive an amount in cash and/or stock equal to the difference between (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.
      2.43     “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants granted pursuant to Article 6.
      2.44     “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.
      2.45     “Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.
      2.46     “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.
      2.47     “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.
      2.48     “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.
      2.49     “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.
      2.50     “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.

ARTICLE 3
Administration
      3.1     The Committee. The Plan shall be administered and interpreted by the Committee.
      3.2     Grants of Awards. The Committee shall have full authority to grant, pursuant to the terms of this Plan, to Eligible Employees, Consultants and Non-Employee Directors: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Performance Shares, (v) Performance Units; and (vi) Other Stock-Based Awards. In particular, the Committee shall have the authority:

3.2.1 to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;

3.2.2 to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;

3.2.3 to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

3.2.4 to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

3.2.5 to determine whether, to what extent and under what circumstances grants of Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of this Plan;

3.2.6 to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.4.4;

3.2.7 to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant in any case, subject to, and in accordance with, Section 409A of the Code;

3.2.8 to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

3.2.9 to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award;

3.2.10 to modify, extend or renew an Award, subject to Article 13 and Section 6.4.12 herein, provided, however, that such action does not subject the Award to Section 409A of the Code without the consent of the Participant;

3.2.11 to offer to buy out an Award previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time such offer is made; provided that any such purchase of an Award shall be limited to no more than the fair market value of the Award on the date of such purchase; and

3.2.12 solely to the extent permitted by applicable law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Participants in order to exercise Options under the Plan.
      3.3     Guidelines. Subject to Article 13 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan. The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall impair the rights of any Participant without the Participant’s consent. To the extent applicable, this Plan is intended to comply with the applicable requirements of Rule 16b-3 and with respect to Awards intended to be “performance-based,” the applicable provisions of Section 162(m) of the Code, and this Plan shall be limited, construed and interpreted in a manner so as to comply therewith.
      3.4     Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.
      3.5     Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.
      3.6     Designation of Consultants/ Liability.

3.6.1 The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.

3.6.2 The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to subsection 3.6.1 above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.
      3.7     Indemnification. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this Plan, except to the extent arising out of such employee’s, officer’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.
ARTICLE 4
Share Limitation
      4.1     Shares. (a) The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under this Plan shall not exceed 9,754,802 shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. With respect to Stock Appreciation Rights settled in Common Stock, upon settlement, only the number of shares of Common Stock delivered to a Participant (based on the difference between the Fair Market Value of the shares of Common Stock subject to such Stock Appreciation Right on the date such Stock Appreciation Right is exercised and the exercise price of each Stock Appreciation Right on the date of such Stock Appreciation Right was awarded) shall count against the aggregate and individual share limitations set forth under Sections 4.1(a) and (b). If any Option, Stock Appreciation Right or Other Stock-Based Awards granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Units, Performance Shares or Other Stock-Based Awards denominated in shares of Common Stock awarded under this Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Units, Performance Shares or Other Stock-Based Awards denominated in shares of Common Stock shall again be available for the purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan.
      (b) Individual Participant Limitations.

4.1.1.A The maximum number of shares of Common Stock subject to any Award of Stock Options, or Stock Appreciation Rights, or shares of Restricted Stock or Other Stock-Based Awards for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 8.3.1.B herein which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 950,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed 1,900,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) during any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Eligible Employee’s or Consultant’s individual share limitations for both Stock Appreciation Rights and Stock Options.

4.1.1.B The maximum number of shares of Common Stock subject to any Award which may be granted under this Plan during any fiscal year of the Company to each Non-Employee Director shall be 50,000 shares (which shall be subject to any further increase or decrease pursuant to Section 4.2).

4.1.1.C There are no annual individual Eligible Employee or Consultant share limitations on Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is not subject to attainment of Performance Goals in accordance with Section 8.3.1.B hereof.

4.1.1.D The maximum number of shares of Common Stock subject to any Award of Performance Shares which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 200,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company. Each Performance Share shall be referenced to one share of Common Stock.

4.1.1.E The maximum value of the payment of Performance Units which may be granted under this Plan with respect to any fiscal year of the Company to each Eligible Employee or Consultant shall be $500,000.

4.1.1.F The individual Participant limitations set forth in this Section 4.1(b) (other than 4.1.1.E) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.
      4.2     Changes.

4.2.1 The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.

4.2.2 Subject to the provisions of Section 4.2.4, in the event of any such change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, extraordinary dividend (whether cash or stock), combination or reclassification of shares, recapitalization, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, any sale or transfer of all or part of the Company’s assets or business, or any other corporate transaction or event having an effect similar to any of the foregoing and effected without receipt of consideration by the Company and the Committee determines in good faith that an adjustment is necessary or appropriate under the Plan to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan, then the aggregate number and kind of shares that thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, and any such adjustment determined by the Committee in good faith shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. In connection with any event described in this paragraph, the Committee may provide, in its sole discretion, for the cancellation of any outstanding Awards and payment in cash or other property in exchange therefor. Except as provided in this Section 4.2 or in the applicable Award agreement, a Participant shall have no rights by reason of any issuance by the Company of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, any other increase or decrease in the number of shares of stock of any class, any sale or transfer of all or part of the Company’s assets or business or any other change affecting the Company’s capital structure or business.

4.2.3 Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2.1 or 4.2.2 shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

4.2.4 In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company’s assets (all of the foregoing being referred to as an “Acquisition Event”), then the Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options, or Stock Appreciation Rights, or any Other Stock-Based Award that provides for a Participant elected exercise effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Awards that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

      If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2.4, then the provisions of Section 4.2.2 and Article 12 shall apply.
      4.3     Minimum Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.
ARTICLE 5
Eligibility
      5.1     General Eligibility. All Eligible Employees, prospective employees and Consultants of the Company and its Affiliates, and Non-Employee Directors of the Company, are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in this Plan shall be determined by the Committee in its sole discretion.
      5.2     Incentive Stock Options. Notwithstanding the foregoing, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.
      5.3     General Requirement. The vesting and exercise of Awards granted to a prospective employee or consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.
ARTICLE 6
Stock Options
      6.1     Options. Stock Options may be granted alone or in addition to other Awards granted under this Plan. Each Stock Option granted under this Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.
      6.2     Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall constitute a separate Non-Qualified Stock Option.
      6.3     Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.
      6.4     Terms of Options. Options granted under this Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

6.4.1 Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.

6.4.2 Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than 10 years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

6.4.3 Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. Unless otherwise determined by the Committee at grant, the Option agreement shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period commencing on the date the Stock Option is exercised or becomes vested, the Company shall be entitled to recover from the Participant at any time within one year after such exercise or vesting, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter). The foregoing provisions described in subsections (i), (ii) and (iii) shall cease to apply upon a Change in Control.

6.4.4 Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection 6.4.3 above, to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, The Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

6.4.5 Non-Transferability of Options. No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the applicable Award agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of this Plan and the applicable Award agreement.

6.4.6 Termination by Death, Disability or Retirement. Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if Participant’s Termination is by reason of death, Disability or Retirement, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a period of one year from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that in the case of Retirement, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.

6.4.7 Involuntary Termination Without Cause or for Good Reason. Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by involuntary termination without Cause or for Good Reason, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

6.4.8 Voluntary Termination. Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is voluntary (other than a voluntary termination described in subsection 6.4.9(y) below), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 30 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

6.4.9 Termination for Cause. Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination (x) is for Cause or (y) is a voluntary Termination (as provided in subsection 6.4.8 above) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

6.4.10 Unvested Stock Options. Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

6.4.11 Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

6.4.12 Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his or her consent and provided further that such action does not subject the Stock Options to Section 409A of the Code without the consent of the Participant), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

6.4.13 Buyout and Settlement Provisions. The Committee may at any time offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made; provided that such purchase of an Option shall be limited to no more than the Fair Market Value of the Option on the date of purchase.

6.4.14 Deferred Delivery of Common Shares. The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant’s exercise of an Option in accordance with the terms and conditions established by the Committee in the applicable Award agreement.

6.4.15 Early Exercise. The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant’s Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to the provisions of Article 8 and treated as Restricted Stock. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

6.4.16 Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall deem appropriate including, without limitation, permitting “reloads” such that the same number of Stock Options are granted as the number of Stock Options exercised, shares used to pay for the exercise price of Stock Options or shares used to pay withholding taxes (“Reloads”). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the “reload” and the term of the Stock Option shall be the same as the remaining term of the Stock Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.
ARTICLE 7
Stock Appreciation Rights
      7.1     Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under this Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.
      7.2     Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, and the following:

7.2.1 Exercise Price. The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

7.2.2 Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

7.2.3 Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article 6, and shall be subject to the provisions of Section 6.4.3.

7.2.4 Method of Exercise. A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

7.2.5 Payment. Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

7.2.6 Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article 4 of the Plan on the number of shares of Common Stock to be issued under the Plan.

7.2.7 Non-Transferability. Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.4.5 of the Plan.

      7.3     Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.
      7.4     Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, and the following:

7.4.1 Exercise Price. The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

7.4.2 Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.

7.4.3 Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. Unless otherwise determined by the Committee at grant, the Award agreement shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Non-Tandem Stock Appreciation Right, all Non-Tandem Stock Appreciation Rights held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Non-Tandem Stock Appreciation Right, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period commencing on the date the Non-Tandem Stock Appreciation Right is exercised or becomes vested, the Company shall be entitled to recover from the Participant at any time within one year after such exercise or vesting, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter). The foregoing provisions described in subsections (i), (ii) and (iii) shall cease to apply upon a Change in Control.

7.4.4 Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection 7.4.3 above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

7.4.5 Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

7.4.6 Non-Transferability. No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.

      7.5     Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash and/or Common Stock, as determined by the Committee, an amount equal to the amount (i) set forth in Section 7.2.5 with respect to Tandem Stock Appreciation Rights or (ii) set forth in Section 7.4.5 with respect to Non-Tandem Stock Appreciation Rights.
ARTICLE 8
Restricted Stock
      8.1     Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.
      Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period after, any vesting of Restricted Stock, the Committee may direct that all unvested Restricted Stock shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the Fair Market Value at the time of vesting of any Restricted Stock which had vested in the period referred to above. The foregoing provision shall cease to apply upon a Change in Control.
      The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals specified in Exhibit A attached hereto) or such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.
      8.2     Awards and Certificates. Eligible Employees, Consultants and Non-Employee Directors selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

8.2.1 Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

8.2.2 Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.

8.2.3 Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the MarketAxess Holdings Inc. (the “Company”) 2004 Stock Incentive Plan, as amended and restated as of April 28, 2006 (the “Plan”), and an Agreement entered into between the registered owner and the Company dated . Copies of such Plan and Agreement are on file at the principal office of the Company.”

8.2.4 Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.
      8.3     Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

8.3.1 Restriction Period.

8.3.1.A The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of performance goals pursuant to Section 8.3.1.B below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

8.3.1.A Objective Performance Goals, Formulae or Standards. If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of performance goals, the Committee shall establish the objective performance goals and the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable performance goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

8.3.2 Rights as a Stockholder. Except as provided in this subsection 8.3.2 and subsection 8.3.1 above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

8.3.3 Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant’s Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

8.3.4 Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.
ARTICLE 9
Performance Shares
      9.1     Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the duration of the period (the “Performance Period”) during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 9.2.
      Unless otherwise determined by the Committee at grant, each Award of Performance Shares shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period after, any vesting of Performance Shares, the Committee may direct (at any time within one year thereafter) that all unvested Performance Shares shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to any gain the Participant realized from any Performance Shares which had vested in the period referred to above. The foregoing provision shall cease to apply upon a Change in Control.

      Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share upon the attainment of objective performance goals established pursuant to Section 9.2.3 below.
      9.2     Terms and Conditions. Performance Shares awarded pursuant to this Article 9 shall be subject to the following terms and conditions:

9.2.1 Earning of Performance Share Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the performance goals established pursuant to Section 9.2.3 are achieved and the percentage of each Performance Share Award that has been earned.

9.2.2 Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, Performance Shares may not be Transferred during the Performance Period.

9.2.3 Objective Performance Goals, Formulae or Standards. The Committee shall establish the objective performance goals for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable performance goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

9.2.4 Dividends. Unless otherwise determined by the Committee at the time of grant, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share will not be paid to the Participant.

9.2.5 Payment. Following the Committee’s determination in accordance with subsection 9.2.1 above, shares of Common Stock or, as determined by the Committee in its sole discretion, the cash equivalent of such shares shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in an amount equal to such individual’s earned Performance Share. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Share and/or subject the payment of all or part of any Performance Share to additional vesting, forfeiture and deferral conditions as it deems appropriate.

9.2.6 Termination. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant’s Termination for any reason during the Performance Period for a given Award, the Performance Shares in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

9.2.7 Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Share Award.
ARTICLE 10
Performance Units
      10.1     Award of Performance Units. Performance Units may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Units shall be awarded, the number of Performance Units to be awarded to any person, the duration of the period (the “Performance Cycle”) during which, and the conditions under which, a Participant’s right to Performance Units will be vested, the ability of Participants to defer the receipt of payment of such Units, and the other terms and conditions of the Award in addition to those set forth in Section 10.2.

      A Performance Unit shall have a fixed dollar value.
      Unless otherwise determined by the Committee at grant, each Award of Performance Units shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period after, any vesting of Performance Units, the Committee may direct (at any time within one year thereafter) that all unvested Performance Units shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to any gain the Participant realized from any Performance Units which had vested in the period referred to above. The foregoing provision shall cease to apply upon a Change in Control.
      Except as otherwise provided herein, the Committee shall condition the vesting of Performance Units upon the attainment of objective performance goals established pursuant to Section 10.2.1.
      10.2     Terms and Conditions. The Performance Units awarded pursuant to this Article 10 shall be subject to the following terms and conditions:

10.2.1 Performance Goals. The Committee shall establish the objective performance goals for the earning of Performance Units based on a Performance Cycle applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Cycle or at such later date as permitted under Section 162(m) of the Code and while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable performance goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

10.2.2 Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, Performance Unit Awards may not be Transferred.

10.2.3 Vesting. At the expiration of the Performance Cycle, the Committee shall determine the extent to which the performance goals have been achieved, and the percentage of the Performance Unit Award of each Participant that has vested.

10.2.4 Payment. Subject to the applicable provisions of the Award agreement and this Plan, at the expiration of the Performance Cycle, cash and/or share certificates of an equivalent value (as the Committee may determine in its sole discretion) shall be delivered to the Participant, or his legal representative, in payment of the vested Performance Units covered by the Performance Unit Award.

10.2.5 Termination. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant’s Termination for any reason during the Performance Cycle for a given Award, the Performance Units in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

10.2.6 Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Unit and/or waive the deferral limitations for all or any part of such Award.

ARTICLE 11
Other Stock-Based Awards
      11.1     Other Awards. The Committee is authorized to grant to Eligible Employees, Consultants and Non-Employee Directors Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units, restricted stock units, and Awards valued by reference to book value of shares of Common Stock. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.
      Subject to the provisions of this Plan, the Committee shall have authority to determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period.
      The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified performance criteria set forth on Exhibit A as the Committee may determine, in its sole discretion; provided that to the extent that such Other Stock-Based Awards are intended to comply with Section 162(m) of the Code, the Committee shall establish the objective performance goals for the grant or vesting of such Other Stock-Based Awards based on a performance period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable performance period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable performance goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.
      11.2     Terms and Conditions. Other Stock-Based Awards made pursuant to this Article 11 shall be subject to the following terms and conditions:

11.2.1 Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this Article 11 may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

11.2.2 Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article 11 shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion.

11.2.3 Vesting. Any Award under this Article 11 and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.

11.2.4 Price. Common Stock issued on a bonus basis under this Article 11 may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article 11 shall be priced, as determined by the Committee in its sole discretion.

ARTICLE 12
Change in Control Provisions
      12.1     Benefits. In the event of a Change in Control of the Company (as defined below), and except as otherwise provided by the Committee in an Award agreement, a Participant’s unvested Award shall not vest and a Participant’s Award shall be treated in accordance with one of the following methods as determined by the Committee:

12.1.1 Awards, whether or not then vested, shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2.4 hereof, as determined by the Committee, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that, the Committee may decide to award additional Restricted Stock or other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation § 1.424-1 (and any amendments thereto).

12.1.2 The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 12.1, Change in Control Price shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company.

12.1.3 Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at any time.
      12.2     Change in Control. Unless otherwise determined by the Committee in the applicable Award agreement or other written agreement approved by the Committee, a “Change in Control” shall be deemed to occur if (i) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; (ii) during any period of two consecutive years individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (i), (iii), or (iv) of this section) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board; (iii) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (other than those covered by the exceptions in (i) above) acquires more than 50% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets other than (x) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale or (y) pursuant to a spinoff type transaction, directly or indirectly, of such assets to the stockholders of the Company.
ARTICLE 13
Termination or Amendment of Plan
      13.1     Termination or Amendment. Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article 15 or Section 409A of the Code), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the holders of the Company’s Common Stock entitled to vote in accordance with applicable law, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan (except by operation of Section 4.2); (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b) (except by operation of Section 4.2); (iii) change the classification of individuals eligible to receive Awards under this Plan; (iv) decrease the minimum option price of any Stock Option or Stock Appreciation Right;(v) extend the maximum option period under Section 6.4; (vi) alter the performance goals for Restricted Stock, Performance Units, Performance Shares or Other Stock-Based Awards as set forth in Exhibit A; (vii) award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price than the replacement award, except in accordance with Section 6.4.12; or (viii) require stockholder approval in order for this Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code. In no event may this Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under this Plan, decrease the minimum exercise price of any Award, or to make any other amendment that would require stockholder approval under NASD Rule 4350(i)(1)(A) or such other rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company. Notwithstanding anything herein to the contrary, the Board may amend the Plan or any Award agreement at any time without a Participant’s consent to comply with applicable law including Section 409A of the Code.
      The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article 4 above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.
ARTICLE 14
Unfunded Plan
      14.1     Unfunded Status of Plan. This Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.
ARTICLE 15
General Provisions
      15.1     Legend. The Committee may require each person receiving shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.
      All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
      15.2     Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
      15.3     No Right to Employment/Directorship/ Consultancy. Neither this Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.
      15.4     Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.
      15.5     No Assignment of Benefits. No Award or other benefit payable under this Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.
      15.6     Listing and Other Conditions.

15.6.1 Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

15.6.2 If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

15.6.3 Upon termination of any period of suspension under this Section 15.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

15.6.4 A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.
      15.7     Stockholders Agreement and Other Requirements. Notwithstanding anything herein to the contrary, as a condition to the receipt of shares of Common Stock pursuant to an Award under this Plan, to the extent required by the Committee, the Participant shall execute and deliver a stockholder’s agreement or such other documentation which shall set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise or purchase, and such other terms as the Board or Committee shall from time to time establish. Such stockholder’s agreement or other documentation shall apply to the Common Stock acquired under the Plan and covered by such stockholder’s agreement or other documentation. The Company may require, as a condition of exercise, the Participant to become a party to any other existing stockholder agreement (or other agreement).
      15.8     Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).
      15.9     Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.
      15.10     Other Benefits. No Award granted or paid out under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.
      15.11     Costs. The Company shall bear all expenses associated with administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.
      15.12     No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.
      15.13     Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.
      15.14     Section 16(b) of the Exchange Act. All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.
      15.15     Section 409A of the Code. The Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstand-

ing anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void.
      15.16     Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.
      15.17     Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.
      15.18     Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.
      15.19     Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.
ARTICLE 16
Effective Date of Plan
      The Plan was originally adopted by the Board in its resolution adopting the Plan on April 1, 2004 and was approved by the stockholders of the Company in 2004 thereafter. The Board subsequently approved the amendment and restatement of the Plan effective as of April 28, 2006 (the “Amended and Restated Plan”), subject to stockholder approval. The Amended and Restated Plan shall become effective upon the date specified by the Board in its resolution adopting the Amended and Restated Plan, subject to stockholder approval at the Company’s 2006 annual stockholders’ meeting; provided that if the Amended and Restated Plan is not approved by the stockholders, all provisions of the Initial Plan shall remain effective.
ARTICLE 17
Term of Plan
      No Award shall be granted pursuant to the Plan on or after April 1, 2014, but Awards granted prior to such date may extend beyond that date; provided that no Award (other than Options or Stock Appreciation Rights) that is intended to be “performance-based” under Section 162(m) of the Code shall be granted on or after the fifth anniversary of the stockholder approval of the Amended and Restated Plan unless the performance criteria set forth on Exhibit A are reapproved (or other designated performance goals are approved) by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders approve the performance goals set forth on Exhibit A.
ARTICLE 18
Name of Plan
      This Plan shall be known as “The MarketAxess Holdings Inc. 2004 Stock Incentive Plan (Amended and Restated Effective April 28, 2006).”

EXHIBIT A
PERFORMANCE GOALS
      Performance goals established for purposes of the grant and/or vesting of performance-based Awards of Restricted Stock, Other Stock-Based Awards, Performance Units and/or Performance Shares intended to be “performance-based” under Section 162(m) of the Code shall be based on one or more of the following performance goals (“Performance Goals”): (i) the attainment of certain target levels of, or a specified increase in, enterprise value or value creation targets of the Company (or any subsidiary, division or other operational unit of the Company); (ii) the attainment of certain target levels of, or a percentage increase in after-tax or pre-tax profits of the Company, including without limitation that attributable to continuing and/or other operations of the Company (or in either case a subsidiary, division, or other operational unit of the Company); (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow of the Company (or a subsidiary, division, or other operational unit of the Company); (iv) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations of the Company (or a subsidiary, division or other operational unit of the Company); (vi) the attainment of certain target levels of, or a specified percentage increase in, net sales, revenues, net income or earnings before income tax or other exclusions of the Company (or a subsidiary, division, or other operational unit of the Company); (vii) the attainment of certain target levels of, or a specified increase in, return on capital employed or return on invested capital of the Company (or any subsidiary, division or other operational unit of the Company); (viii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholder equity of the Company (or any subsidiary, division or other operational unit of the Company); (ix) the attainment of certain target levels of in the fair market value of the shares of the Company’s Common Stock; (xi) the growth in the value of an investment in the Company’s Common Stock assuming the reinvestment of dividends; or (xii) a transaction that results in the sale of all or substantially all of the stock or assets of the Company.
      In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for shareholder approval), the Committee may: (i) designate additional business criteria on which the Performance Goals may be based or (ii) adjust, modify or amend the aforementioned business criteria.

Appendix B
FORM OF INCENTIVE
STOCK OPTION AGREEMENT
STOCK OPTION AGREEMENT
PURSUANT TO THE
MARKETAXESS HOLDINGS INC.
2004 STOCK INCENTIVE PLAN
(AMENDED AND RESTATED EFFECTIVE APRIL 28, 2006)
      AGREEMENT (“Agreement”), dated as of                     , 20 by and between MarketAxess Holdings Inc. (the “Company”) and                     (the “Participant”).
Preliminary Statement
      The Board of Directors of the Company (the “Board”) or a committee appointed by the Board (the “Committee”) to administer the MarketAxess Holdings Inc. 2004 Stock Incentive Plan (Amended and Restated effective April 28, 2006) (the “Plan”), has authorized this grant of an incentive stock option (the “Option”) on                     , 20 (the “Grant Date”) to purchase the number of shares of the Company’s common stock, par value $.003 per share (the “Common Stock”) set forth below to the Participant, as an Eligible Employee of the Company or an Affiliate (collectively, the Company and all Subsidiaries and Parents of the Company shall be referred to as the “Employer”). Unless otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.
      Accordingly, the parties hereto agree as follows:
      1. Tax Matters. The Option granted hereby is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Notwithstanding the foregoing, the Option will not qualify as an “incentive stock option,” among other events, (i) if the Participant disposes of the Common Stock acquired pursuant to the Option at any time during the two (2) year period following the date of this Agreement or the one (1) year period following the date on which the Option is exercised; (ii) except in the event of the Participant’s death or disability, as defined in Section 22(e)(3) of the Code, if the Participant is not employed by the Company, any Subsidiary or any Parent at all times during the period beginning on the date of this Agreement and ending on the day three (3) months before the date of exercise of the Option; or (iii) to the extent the aggregate fair market value (determined as of the time the Option is granted) of the Common Stock subject to “incentive stock options” which become exercisable for the first time in any calendar year exceeds $100,000. To the extent that the Option does not qualify as an “incentive stock option,” it shall not effect the validity of the Option and shall constitute a separate non-qualified stock option.
      2. Grant of Option. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, the Participant is hereby granted an Option to purchase from the Company                      shares of Common Stock, at a price per share of $          (the “Option Price”).
      3. Exercise. (a) Except as set forth in subsections (b) and (c) below, the Option shall vest and become exercisable as follows, provided that the Participant has not incurred a Termination prior to that date:

Vesting Date	Number of Shares

One year anniversary of the Grant Date	—
13 through 35 month anniversary of the Grant Date	—
36 month anniversary of the Grant Date	—

      To the extent that the Option has become vested and exercisable with respect to a number of shares of Common Stock as provided above, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein and in accordance with Section 6.4(d) of the Plan, including, without limitation, by the filing of any written form of exercise notice as may be required by the Committee and payment in full of the Option Price multiplied by the number of shares of Common Stock underlying the portion of the Option exercised. Upon expiration of the Option, the Option shall be canceled and no longer exercisable.
      There shall be no proportionate or partial vesting in the periods prior to each vesting date and all vesting shall occur only on the appropriate vesting date.

(a) The Committee may, in its sole discretion, provide for accelerated vesting of the Option at any time.

(b) The provisions in Section 6.4(c) of the Plan regarding Detrimental Activity shall apply to the Option.
      4. Option Term. The term of each Option shall be ten (10) years after the Grant Date, subject to earlier termination in the event of the Participant’s Termination as specified in Section 5 below.
      5. Termination.
      Subject to the terms of the Plan and this Agreement, the Option, to the extent vested at the time of the Participant’s Termination, shall remain exercisable as follows:

(a) In the event of the Participant’s Termination by reason of death, Disability, or Retirement, the vested portion of the Option shall remain exercisable until the earlier of (i) one (1) year from the date of such Termination or (ii) the expiration of the stated term of the Option pursuant to Section 4 hereof; provided, however, that in the case of Retirement, if the Participant dies within such one (1) year exercise period, any unexercised Option held by the Participant shall thereafter be exercisable by the legal representative of the Participant’s estate, to the extent to which it was exercisable at the time of death, for a period of one (1) year from the date of death, but in no event beyond the expiration of the stated term of the Option pursuant to Section 4 hereof.

(b) In the event of the Participant’s involuntary Termination without Cause or for Good Reason, the vested portion of the Option shall remain exercisable until the earlier of (i) ninety (90) days from the date of such Termination or (ii) the expiration of the stated term of the Option pursuant to Section 4 hereof.

(c) In the event of the Participant’s voluntary Termination (other than a voluntary termination described in Section 5(d) below), the vested portion of the Option shall remain exercisable until the earlier of (i) thirty (30) days from the date of such Termination or (ii) the expiration of the stated term of the Option pursuant to Section 4 hereof.

(d) In the event of the Participant’s Termination for Cause or in the event of the Participant’s voluntary Termination within ninety (90) days after an event that would be grounds for a Termination for Cause, the Participant’s entire Option (whether or not vested) shall terminate and expire upon such Termination.
      Any portion of the Option that is not vested as of the date of the Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.
      6. Restriction on Transfer of Option. No part of the Option shall be Transferred other than by will or by the laws of descent and distribution and during the lifetime of the Participant, may be exercised only by the Participant or the Participant’s guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (except as provided by law or herein), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to Transfer the Option or in the event of any levy upon the Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such transfer shall be void and of no effect and the Company shall have the right to disregard the same on its books and records and to issue “stop transfer” instructions to its transfer agent.
      7. Rights as a Stockholder. The Participant shall have no rights as a stockholder with respect to any shares covered by the Option unless and until the Participant has become the holder of record of the shares, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan.
      8. Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof (other than any exercise notice or other documents expressly contemplated herein or in the Plan) and supersedes any prior agreements between the Company and the Participant with respect to the subject matter hereof.
      9. Notices. Any notice or communication given hereunder shall be in writing and shall be deemed to have been duly given: (i) when delivered in person; (ii) two (2) days after being sent by United States mail; or (iii) on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service, to the appropriate party at the address set forth below (or such other address as the party shall from time to time specify):

If to the Company, to:
MarketAxess Holdings Inc.
140 Broadway, 42nd Floor
New York, New York 10005
Attention: Compensation Committee
      If to the Participant, to the address on file with the Company.
      10. No Obligation to Continue Employment. This Agreement is not an agreement of employment. This Agreement does not guarantee that the Employer will employ the Participant for any specific time period, nor does it modify in any respect the Employer’s right to terminate or modify the Participant’s employment or compensation.
      IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

MARKETAXESS HOLDINGS INC.

By:

[NAME]

[PARTICIPANT]

Appendix C
FORM OF NON-EMPLOYEE DIRECTOR
NON QUALIFIED STOCK OPTION AGREEMENT
STOCK OPTION AGREEMENT
PURSUANT TO THE
MARKETAXESS HOLDINGS INC.
2004 STOCK INCENTIVE PLAN
(AMENDED AND RESTATED EFFECTIVE APRIL 28, 2006)
      AGREEMENT (“Agreement”), dated as of                     , 20 by and between MarketAxess Holdings Inc. (the “Company”) and                     (the “Participant”).
Preliminary Statement
      The Board of Directors of the Company (the “Board”), which is the committee under the MarketAxess Holdings Inc. 2004 Stock Incentive Plan (Amended and Restated effective April 28, 2006) (the “Plan”) with respect to Non-Employee Directors (the “Committee”), has authorized this grant of a non-qualified stock option (the “Option”) on                     , 20 (the “Grant Date”) to purchase the number of shares of the Company’s common stock, par value $.003 per share (the “Common Stock”) set forth below to the Participant, as a Non-Employee Director of the Company or an Affiliate (collectively, the Company and all Subsidiaries and Parents of the Company shall be referred to as the “Employer”). Unless otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.
      Accordingly, the parties hereto agree as follows:
      1. Tax Matters. No part of the Option granted hereby is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
      2. Grant of Option. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, the Participant is hereby granted an Option to purchase from the Company                      shares of Common Stock, at a price per share of $          (the “Option Price”).
      3. Exercise. (a) Except as set forth in subsections (b) and (c) below, the Option shall vest and become exercisable as follows, provided that the Participant has not incurred a Termination prior to that date:

Vesting Date	Number of Shares

On , 20	—
On , 20	—
      To the extent that the Option has become vested and exercisable with respect to a number of shares of Common Stock as provided above, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein and in accordance with Section 6.4(d) of the Plan, including, without limitation, by the filing of any written form of exercise notice as may be required by the Committee and payment in full of the Option Price multiplied by the number of shares of Common Stock underlying the portion of the Option exercised. Upon expiration of the Option, the Option shall be canceled and no longer exercisable.
      There shall be no proportionate or partial vesting in the periods prior to each vesting date and all vesting shall occur only on the appropriate vesting date.
      (b) The Committee may, in its sole discretion, provide for accelerated vesting of the Option at any time.

      (c) The provisions in Section 6.4(c) of the Plan regarding Detrimental Activity shall apply to the Option.
      4. Option Term. The term of each Option shall be ten (10) years after the Grant Date, subject to earlier termination in the event of the Participant’s Termination as specified in Section 5 below.
      5. Termination.
      Subject to the terms of the Plan and this Agreement, the Option, to the extent vested at the time of the Participant’s Termination, shall remain exercisable as follows:

(a) In the event of the Participant’s Termination by reason of death, Disability, or Retirement, the vested portion of the Option shall remain exercisable until the earlier of (i) one (1) year from the date of such Termination or (ii) the expiration of the stated term of the Option pursuant to Section 4 hereof; provided, however, that in the case of Retirement, if the Participant dies within such one (1) year exercise period, any unexercised Option held by the Participant shall thereafter be exercisable by the legal representative of the Participant’s estate, to the extent to which it was exercisable at the time of death, for a period of one (1) year from the date of death, but in no event beyond the expiration of the stated term of the Option pursuant to Section 4 hereof.

(b) In the event of the Participant’s involuntary Termination without Cause or for Good Reason, the vested portion of the Option shall remain exercisable until the earlier of (i) one hundred eighty (180) days from the date of such Termination or (ii) the expiration of the stated term of the Option pursuant to Section 4 hereof.

(c) In the event of the Participant’s voluntary Termination (other than a voluntary termination described in Section 5(d) below), the vested portion of the Option shall remain exercisable until the earlier of (i) one hundred eighty (180) days from the date of such Termination or (ii) the expiration of the stated term of the Option pursuant to Section 4 hereof.

(d) In the event of the Participant’s Termination for Cause or in the event of the Participant’s voluntary Termination within ninety (90) days after an event that would be grounds for a Termination for Cause, the Participant’s entire Option (whether or not vested) shall terminate and expire upon such Termination.

(e) Any portion of the Option that is not vested as of the date of the Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.
      6. Restriction on Transfer of Option. No part of the Option shall be Transferred other than by will or by the laws of descent and distribution and during the lifetime of the Participant, may be exercised only by the Participant or the Participant’s guardian or legal representative. Notwithstanding the foregoing, the Option may be Transferred to a Family Member, provided that the Option may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and shall remain subject to the terms of the Plan and this Agreement. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (except as provided by law or herein), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to Transfer the Option or in the event of any levy upon the Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such transfer shall be void and of no effect and the Company shall have the right to disregard the same on its books and records and to issue “stop transfer” instructions to its transfer agent.
      7. Rights as a Stockholder. The Participant shall have no rights as a stockholder with respect to any shares covered by the Option unless and until the Participant has become the holder of record of the shares, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan.
      8. Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof (other than any exercise notice or other documents expressly contemplated herein or in the Plan) and supersedes any prior agreements between the Company and the Participant with respect to the subject matter hereof.
      9. Notices. Any notice or communication given hereunder shall be in writing and shall be deemed to have been duly given: (i) when delivered in person; (ii) two (2) days after being sent by United States mail; or (iii) on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service, to the appropriate party at the address set forth below (or such other address as the party shall from time to time specify):

If to the Company, to:
MarketAxess Holdings Inc.
140 Broadway, 42nd Floor
New York, New York 10005
Attention: Compensation Committee
      If to the Participant, to the address on file with the Company.
      10. No Obligation to Continue Employment. This Agreement is not an agreement of employment. This Agreement does not guarantee that the Employer will employ the Participant for any specific time period, nor does it modify in any respect the Employer’s right to terminate or modify the Participant’s employment or compensation.
      IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

MARKETAXESS HOLDINGS INC.

By:

[NAME]

[PARTICIPANT]

MARKETAXESS HOLDINGS INC.
2006 Annual Meeting of Stockholders
June 7, 2006, 10:00 a.m.
The New York Marriott Financial Center
85 West Street
New York, NY 10006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Richard M. McVey, James N.B. Rucker and Charles R. Hood, jointly and severally, as proxies and attorneys of the undersigned, with full power of substitution and resubstitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of MarketAxess Holdings Inc. to be held on Wednesday, June 7, 2006, or at any postponement or adjournment thereof.
     You are encouraged to indicate your choices by marking the appropriate boxes, as specified on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations.
(Continued and to be signed on the reverse side.)

2006 ANNUAL MEETING OF STOCKHOLDERS OF
MARKETAXESS HOLDINGS INC.
June 7, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
â Please detach along perforated line and mail in the envelope provided. â

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU INSTRUCT THE PROXIES TO VOTE “FOR” PROPOSALS 1, 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:
NOMINEES:
☐	FOR ALL NOMINEES	¡ ¡	Richard M. McVey Stephen P. Casper
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡ ¡	David G. Gomach Carlos M. Hernandez
		¡	Ronald M. Hersch
☐	FOR ALL EXCEPT (See instructions below)	¡ ¡	Wayne D. Lyski Jerome S. Markowitz
		¡	Nicolas S. Rohatyn
		¡	John Steinhardt

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

		FOR	AGAINST	ABSTAIN
2.	To approve an amendment and restatement of the 2004 Stock Incentive Plan (the “Plan”) to, among other things, increase the number of shares authorized for issuance under the Plan by 6,670,000 shares.	☐	☐	☐

3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.	☐	☐	☐

UNLESS OTHERWISE SPECIFIED BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND WILL BE VOTED BY THE PROXYHOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS, JUST SIGN BELOW – NO BOXES NEED BE CHECKED.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposals 1, 2 and 3.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.